UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2668

Oppenheimer AMT-Free Municipals

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 7/31/2013

Item 1. Reports to Stockholders.

7	31	2013

ANNUAL REPORT

Oppenheimer AMT-Free Municipals

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 7/31/13

	Class A Shares of the Fund		Barclays Municipal Bond Index
	Without Sales Charge	With Sales Charge
1-Year	–2.32%	–6.96%	–2.19%
5-Year	3.55	2.54	5.07
10-Year	2.97	2.47	4.71

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

OppenheimerFunds/Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

2	OPPENHEIMER AMT-FREE MUNICIPALS

Fund Performance Discussion

One month after the U.S. bond market’s strong reaction to Federal Reserve testimony about the potential for future adjustments to its $85 billion-a-month purchasing initiative, Oppenheimer AMT-Free Municipals produced a July dividend yield of 5.77% at net asset value (NAV). In the aftermath of the Fed’s announcement, net asset values in the industry and in this Fund dropped sharply, and total returns followed suit. This Fund’s total return (without sales charge) underperformed the Barclays Municipal Bond Index during the 12 months ended July 31, 2013.

MARKET OVERVIEW

An announcement by Fed Chairman Ben S. Bernanke triggered the June sell-off across the equity and bond markets. Municipal bond prices fell and fund outflows mounted, causing yields to rise and effectively turning investors’ fears about future interest rates into a current reality.

The sell-off followed the lead of investors and some analysts who believed that they heard the Fed signal an imminent change in approach. In fact, the Fed said that it was “prepared to increase or reduce the pace of its purchases” and that the short-term Fed Funds target rate, which it controls, would remain at the “exceptionally low range” of zero to 0.25%. This expectation matched the Fed’s view at the outset of this reporting period, when the Fed believed that the rate would likely remain very low until mid-2015.

Chairman Bernanke used a June news conference to emphasize the Fed’s intention to be responsive to economic developments saying, “If you draw the conclusion that I’ve just said that our policies, our purchases, will end in the middle of next year, you’ve drawn the wrong conclusion.” The Fed Funds rate, he affirmed, would remain near zero and continue to be tied to the national unemployment and inflation rates.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.77%
Dividend Yield with sales charge	5.49
Standardized Yield	5.89
Taxable Equivalent Yield	10.41
Last distribution (7/23/13)	$0.032
Total distributions (8/01/12 to 7/31/13)	$0.392

Endnotes for this discussion begin on page 13 of this report

OPPENHEIMER AMT-FREE MUNICIPALS	3

Toward the end of this reporting period, Fed officials sought to correct the market’s interpretation by adjusting its assessment of the U.S. economy to “modest,” from “moderate,” more strongly signaling that it has no immediate plans to end its monthly purchases in the bond market.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace. Additionally, the Fund’s investment team believes that its focus on finding value in the marketplace and producing competitive levels of tax-free income is well suited for the market conditions that existed at the end of this reporting period.

AAA-rated municipal securities remained “cheap to Treasuries” for virtually all of this reporting period, a condition that exists when nominal, pre-tax muni yields exceed available Treasury yields. This condition allows investors to earn higher nominal yields on their muni holdings than on Treasuries and to benefit further from the federal, state and, where applicable, local tax exemptions on municipal investment income.

As of July 31, 2013, the average yield on 30-year, AAA-rated muni bonds was 4.28%, up 132 basis points from July 31, 2012. On July 31, 2013, the average yield on 10-year, AAA-rated muni bonds was 2.88%, up 118 basis points from the July 2012 date, and the average yield on 1-year, AAA-rated muni bonds was 0.29%, up 14 basis points from the July 2012 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

The average distribution yield for Lipper’s General & Insured Municipal Debt Funds category was 3.41% at the end of this reporting period. At 5.77%, the distribution yield for the Fund’s Class A shares was 236 basis points higher than the category average.

FUND PERFORMANCE

Oppenheimer AMT-Free Municipals held more than 1,000 securities as of July 31, 2013. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Class A distribution yield of 5.77% at net asset value as of July 31, 2013, was 236 basis points higher than the average in Lipper’s General & Insured Municipal Debt Funds category, which was 3.41%. Additionally, for a taxable investment to provide a greater benefit than an investment

4	OPPENHEIMER AMT-FREE MUNICIPALS

in this Fund, it would have to yield more than 10.41%, based on the Fund’s standardized yield as of July 31, 2013, and the current federal income tax rate.

Refundings were a common occurrence during this reporting period and led to increased dividend pressure throughout the muni bond fund industry. In refundings, municipal issuers seek to reduce their debt service obligations by exercising the call feature on their higher coupon bonds and then borrowing at lower interest rates. During this reporting period, these types of transactions made it difficult for the Fund to replace the called bonds with bonds that had equally attractive yields.

Refundings tend to become less popular in higher-rate environments, as the savings on debt service payments may not be sufficient to justify the process’s costs. However, when interest rates are low, as they were for most of this reporting period, refundings generally put dividends of longer-term funds under pressure.

The dividend of the Fund, which was 3.4 cents per Class A share at the outset of the reporting period, was reduced to 3.2 cents per share beginning with the December 2012 payout. In all, the Fund distributed 39.2 cents per share this reporting period.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 8.4% of the Fund’s net assets at the end of this reporting period. The Fund’s holdings, some of which are insured, include General Obligation (G.O.) debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.

About half of the Fund’s sales tax revenue bonds were issued in Puerto Rico. In all, this sector represented 3.8% of the Fund’s total assets this reporting period. Debt-service payments on securities in this sector are paid using the issuing municipality’s sales tax revenues. An investment in this sector requires Fund managers to consider the economic conditions that a municipality has experienced and will likely experience and the aggregate face value of the sales tax revenue bonds being issued relative to the municipality’s historic and likely sales tax balances. During this reporting period, Puerto Rico used an innovative lottery system to encourage the population to pay sales taxes on purchased goods. However, the sales tax sector and the other Puerto Rican securities in aggregate detracted from the Fund’s total return this reporting period as many market participants reassessed their positions in light of their concerns about the island’s economy.

Overall, we continue to hold a favorable view of the changes to fiscal management instituted by Gov. Luis Fortuño. His budget for fiscal 2013, which ended June 30, 2013, produced a smaller deficit than any in recent years, and his disciplined approach helped reduce pressure on municipal bonds issued

OPPENHEIMER AMT-FREE MUNICIPALS	5

The Rochester portfolio management team

in the Commonwealth. However, the governor was not as popular with the voters, who elected Alejandro Garcia Padilla in his place on November 6, 2012.

Five weeks later, Moody’s lowered ratings for the island’s revenue-backed debt to below investment grade. Investors should note that S&P and Fitch maintained investment-grade ratings for Puerto Rico’s revenue-backed bonds.

Since his inauguration, the first-time governor has agreed to privatize the island’s main airport and pushed through sweeping pension reform. He won approval for a $9.8 billion budget that calls for $1.4 billion in additional taxes in fiscal 2014.

All three national credit ratings agencies maintained investment-grade ratings for the

Commonwealth’s G.O. debt this reporting period. In March 2013, however, S&P downgraded the revenue-backed bonds issued by the Puerto Rico Aqueduct and Sewer Authority (PRASA), a decision that we believe is at odds with the authority’s current and projected financial health. This decision was particularly surprising, we note, in light of PRASA’s move to raise rates substantially.

We continue to identify what we believe to be attractive values in Puerto Rico.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 15.4% of the Fund’s total assets at the end of this reporting period and contributed positively to Fund performance.

6	OPPENHEIMER AMT-FREE MUNICIPALS

The Rochester credit research team

We like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. We believe the securities we hold in this sector are fundamentally sound credits. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Investors should note that we believe the sector is well positioned to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.

As of July 31, 2013, the Fund was invested in the hospital/healthcare sector, comprising

11.6% of its total assets. Our holdings in this sector consist of securities across the credit spectrum. “Credit spread widening”—which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds increases—caused the hospital/healthcare sector (and many other sectors) to detract from the Fund’s performance this reporting period.

The Fund remained invested this reporting period in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. As of July 31, 2013, the Special Assessment and Special Tax sectors represented 10.1% and 3.7% of the Fund’s total assets respectively.

OPPENHEIMER AMT-FREE MUNICIPALS	7

Overall, we believe that the bonds in these sectors have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when the tax bill comes due. During this reporting period, the bonds in these sectors in aggregate contributed positively to the Fund’s performance, supporting our long-standing belief that carefully researched dirt bonds belong in our portfolios. We continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of these sectors.

The Fund continued to favor the higher education sector this reporting period, which constituted 7.1% of total assets as of July 31, 2013. The investment-grade bonds we hold in this sector have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest. These bonds have regularly provided high levels of tax-free income. However, the credit spread widening that occurred during this reporting period caused this sector to be a detractor from Fund performance.

The Fund’s holdings in municipal bonds issued by utilities represented 6.4% of total assets at the end of this reporting period. As of July 31, 2013, this set of holdings included electric utilities with 2.4% of the Fund’s total assets, and water utilities and sewer utilities, each with 2.0%. Our holdings in this sector consist of securities in the mid-range of the credit spectrum. In aggregate, the Fund’s utilities holdings detracted from the Fund’s performance during this reporting period.

G.O. debt backed by the full faith and taxing authority of state and local governments represented 6.2% of total assets at the end of this reporting period. The Fund’s holdings include bonds issued in the Commonwealth of Puerto Rico and many municipalities throughout the United States. The sell-off of Puerto Rican securities took its toll on the G.O. debt, which was a detractor from Fund performance this reporting period.

Tax increment financing (TIF) bonds constituted 5.7% of the Fund’s total assets at the end of the reporting period. Traditionally, this type of financing has been used for urban renewal projects. Increased tax collections as a result of inflation or an improving economy typically prove favorable for these types of bonds. The TIF sector was a slight detractor to Fund performance this reporting period.

The Fund continued to be invested in the municipal leases sector this reporting period, which accounted for 3.3% of the Fund’s total assets as of July 31, 2013. As state and local governments seek new ways to reduce costs and improve near-term cash flow, many lease all types of assets, including office space for public sector employees. The bonds held by this Fund are backed by the proceeds of these lease arrangements. The

8	OPPENHEIMER AMT-FREE MUNICIPALS

municipal leases sector detracted from the Fund’s total return this reporting period.

The impact of credit spread widening and higher yields was also felt in other sectors in which the Fund was invested as of July 31, 2013. For example, the Government Appropriations sector detracted from the Fund’s performance this reporting period, as did securities the Fund held in the following sectors: education, diversified financial services, highways/commuter facilities, marine/aviation facilities and correctional facilities.

Late in this reporting period, in a move that was widely anticipated, Detroit filed for bankruptcy. This was just the latest development for the 18th largest U.S. city, which has had well documented fiscal problems for nearly a decade. This Fund holds Detroit G.O. bonds, which are insured. The insurance companies have said that all bondholders will receive payments on time and in full. This Fund also holds Detroit water and sewer bonds, which are secured by a dedicated revenue stream. The emergency manager’s proposal calls for the water and sewer bonds to be paid on time and in full.

It is important to note that not all issues that include the word “Detroit” are affected by the city’s bankruptcy filing. Further, it often takes years for a municipality to emerge from bankruptcy; it is way too early for anyone to know with any degree of certainty how different creditors will be treated, and any long-term implications of Detroit’s filing will depend on how the bankruptcy judge ultimately rules. The Rochester team has been monitoring the fiscal conditions in the Motor City for years and will continue to do so.

Rising rates in the short-term market served to reduce the income that “inverse floaters” provided to funds across the industry, compared to earlier reporting periods. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions. As is its penchant, the Rochester-based investment team will continue to monitor and make adjustments to its portfolios that it believes can provide the greatest benefit to Fund shareholders.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that our time-tested strategies and the Fund’s structure and sector composition will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free

OPPENHEIMER AMT-FREE MUNICIPALS	9

yield to help investors achieve their long-term objectives.

The Fund invests primarily in investment-grade municipal securities and may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase and the credit quality of the securities is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of July 31, 2013, market movements or rating changes of municipal bonds caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets.

Our approach to municipal bond investing is flexible and responsive to market conditions.

Our team continually searches for undervalued bonds that we believe will provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we

do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

10	OPPENHEIMER AMT-FREE MUNICIPALS

Top Holdings and Allocations

TOP TEN CATEGORIES
Tobacco-Master Settlement Agreement	15.4%
Hospital/Healthcare	11.6
Special Assessment	10.1
Higher Education	7.1
General Obligation	6.2
Tax Increment Financing (TIF)	5.7
Education	4.8
Diversified Financial Services	4.3
Sales Tax Revenue	3.8
Special Tax	3.7

Portfolio holdings are subject to change. Percentages are as of July 31, 2013, and are based on total assets.

CREDIT ALLOCATION
	NRSRO- Rated	Sub-Adviser- Rated	Total
AAA	3.3%	0.1%	3.4%
AA	21.5	0.3	21.8
A	16.7	0.0	16.7
BBB	18.3	12.2	30.5
BB or lower	15.7	11.9	27.6
Total	75.5%	24.5%	100.0%

The percentages above are based on the market value of the securities as of July 31, 2013, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

OPPENHEIMER AMT-FREE MUNICIPALS	11

Performance

DISTRIBUTION YIELDS
As of 7/31/13
	Without Sales Chg.	With Sales Chg.
Class A	5.77%	5.49%
Class B	5.00	N/A
Class C	5.07	N/A
Class Y	5.97	N/A

STANDARDIZED YIELDS		TAXABLE EQUIVALENT YIELDS
For the 30 Days Ended 7/31/13		As of 7/31/13
Class A	5.89%	Class A	10.41%
Class B	5.31	Class B	9.38
Class C	5.39	Class C	9.52
Class Y	6.39	Class Y	11.29

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 7/31/13

		Inception Date	1-Year	5-Year	10-Year	Since Inception
CLASS A	(OPTAX)	10/27/76	–2.32%	3.55%	2.97%	5.65%
CLASS B	(OTFBX)	3/16/93	–3.15	2.66	2.48	3.66
CLASS C	(OMFCX)	8/29/95	–3.24	2.71	2.16	3.04
CLASS Y	(OMFYX)	11/29/10	–2.11	N/A	N/A	9.26

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 7/31/13

		Inception Date	1-Year	5-Year	10-Year	Since Inception
CLASS A	(OPTAX)	10/27/76	–6.96%	2.54%	2.47%	5.51%
CLASS B	(OTFBX)	3/16/93	–7.77	2.36	2.48	3.66
CLASS C	(OMFCX)	8/29/95	–4.16	2.71	2.16	3.04
CLASS Y	(OMFYX)	11/29/10	–2.11	N/A	N/A	9.26

12	OPPENHEIMER AMT-FREE MUNICIPALS

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

OPPENHEIMER AMT-FREE MUNICIPALS	13

Distribution yields for Class A shares are based on dividends of $0.032 for the 28-day accrual period ended July 23, 2013. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on July 23, 2013; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0276, $0.0279 and $0.0330, respectively, for the 28-day accrual period ended July 23, 2013, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended July 31, 2013, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

The average distribution yield in this Fund’s Lipper category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The average yield at NAV in Lipper’s General & Insured Municipal Debt Funds category is based on 263 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges—which, if included, would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2013 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance. The benchmark that was used in shareholder reports before December 31, 2012, was based on par coupon yields and included a broader set of participants; the 5% benchmark is now considered the industry standard.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to

14	OPPENHEIMER AMT-FREE MUNICIPALS

structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

OPPENHEIMER AMT-FREE MUNICIPALS	15

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16	OPPENHEIMER AMT-FREE MUNICIPALS

Fund Expenses  Continued

Actual	Beginning Account Value February 1, 2013	Ending Account Value July 31, 2013	Expenses Paid During 6 Months Ended July 31, 2013
Class A	$1,000.00	$930.60	$4.32
Class B	1,000.00	926.30	8.35
Class C	1,000.00	925.20	8.05
Class Y	1,000.00	931.40	3.31

Hypothetical (5% return before expenses)
Class A	1,000.00	1,020.33	4.52
Class B	1,000.00	1,016.17	8.74
Class C	1,000.00	1,016.46	8.43
Class Y	1,000.00	1,021.37	3.46

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended July 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.90%
Class B	1.74
Class C	1.68
Class Y	0.69

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER AMT-FREE MUNICIPALS	17

STATEMENT OF INVESTMENTS    July 31, 2013

Principal Amount		Coupon	Maturity	Value
Municipal Bonds and Notes—113.9%
Alabama—1.8%
$ 1,085,000	AL Space Science Exhibit Finance Authority	6.000%	10/01/2025	$958,044
20,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements)[1]	5.500	04/01/2041	21,012,200
410,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)	6.125	12/01/2025	365,704
90,000	Birmingham, AL Special Care Facilities Financing Authority (Daughters of Charity)[2]	5.000	11/01/2025	90,354
3,250,000	Birmingham, AL Waterworks[2]	5.000	01/01/2038	3,283,930
225,000	Cooperative District, AL Fort Deposit	6.000	02/01/2036	169,407
3,500,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[2]	6.750	02/01/2029	3,652,250
6,250,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[2]	7.000	02/01/2036	6,518,375
225,000	Greater Montgomery, AL Educational Building Authority (Huntingdon College)	5.100	05/01/2016	229,694
100,000	Jefferson County, AL Sewer[3]	5.000	02/01/2018	82,862
150,000	Jefferson County, AL Sewer[3]	5.000	02/01/2020	121,380
4,060,000	Jefferson County, AL Sewer[3]	5.375	02/01/2027	3,256,607
35,000	Jefferson County, AL Sewer[3]	5.625	02/01/2018	29,012
280,000	Jefferson County, AL Sewer[3]	5.625	02/01/2022	226,131
				39,995,950
Alaska—0.0%
750,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[4]	6.150	08/01/2031	257,243
600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[4]	5.875	12/01/2027	290,700
90,000	AK Northern Tobacco Securitization Corp. (TASC)[2]	5.000	06/01/2032	72,035
				619,978
Arizona—3.7%
200,000	Centerra, AZ Community Facilities District	5.150	07/15/2031	162,502
305,000	Estrella Mountain Ranch, AZ Community Facilities District	5.450	07/15/2021	309,218
200,000	Estrella Mountain Ranch, AZ Community Facilities District	5.625	07/15/2025	200,378
450,000	Estrella Mountain Ranch, AZ Community Facilities District	5.800	07/15/2030	436,307
1,015,000	Estrella Mountain Ranch, AZ Community Facilities District	5.900	07/15/2022	1,045,927

18	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Arizona Continued
$ 330,000	Estrella Mountain Ranch, AZ Community Facilities District	6.125%	07/15/2027	$333,848
500,000	Estrella Mountain Ranch, AZ Community Facilities District	6.200	07/15/2032	500,155
458,000	Festival Ranch, AZ Community Facilities District	5.750	07/01/2032	394,576
595,000	Festival Ranch, AZ Community Facilities District[2]	5.800	07/15/2032	577,031
250,000	Gladden Farms, AZ Community Facilities District[2]	5.500	07/15/2031	238,743
760,000	Maricopa County, AZ IDA (Christian Care Apartments)[2]	6.500	01/01/2036	760,129
2,000,000	Maricopa County, AZ IDA (Christian Care Mesa II)	6.625	01/01/2034	1,468,560
495,000	Maricopa County, AZ IDA (Immanuel Campus Care)[4]	8.500	04/20/2041	222,701
1,115,000	Maricopa County, AZ IDA (Sun King Apartments)[2]	6.750	11/01/2018	1,079,075
785,000	Maricopa County, AZ IDA (Sun King Apartments)[2]	6.750	05/01/2031	647,719
490,000	Maricopa County, AZ School District No. 24 (Gila Bend)	5.500	07/01/2022	503,147
200,000	Marley Park, AZ Community Facilities District	5.300	07/15/2031	167,334
414,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien	5.300	07/01/2030	339,844
375,000	Palm Valley, AZ Community Facility District No. 3	5.300	07/15/2031	320,625
980,000	Palm Valley, AZ Community Facility District No. 3	5.800	07/15/2032	863,155
750,000	Phoenix, AZ IDA (Career Success Schools)[2]	7.000	01/01/2029	688,493
870,000	Phoenix, AZ IDA (Eagle College Prep)[2]	5.000	07/01/2033	789,342
500,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)	6.250	07/01/2036	451,160
1,000,000	Phoenix, AZ IDA (Great Hearts Academies)[2]	6.300	07/01/2042	990,210
8,500,000	Phoenix, AZ IDA (Rowan University)[2]	5.250	06/01/2034	8,595,200
1,630,000	Pima County, AZ IDA (Arizona Charter School)[2]	5.000	07/01/2026	1,632,184
3,000,000	Pima County, AZ IDA (Arizona Charter School)[2]	5.375	07/01/2031	2,984,490
4,000,000	Pima County, AZ IDA (Center for Academic Success)[2]	5.500	07/01/2037	3,611,600
1,370,000	Pima County, AZ IDA (Christian Senior Living)[2]	5.050	01/01/2037	1,326,982
500,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)	6.250	06/01/2026	487,060
12,400,000	Pima County, AZ IDA (Metro Police Facility)[1]	5.375	07/01/2039	12,689,168
1,435,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[2]	8.125	07/01/2041	1,524,228
500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036	457,580
355,000	Pima County, AZ IDA (Paradise Education Center)[2]	5.875	06/01/2033	344,261

OPPENHEIMER AMT-FREE MUNICIPALS	19

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Arizona Continued
$ 250,000	Pima County, AZ IDA (Paradise Education Center)[2]	6.000%	06/01/2036	$239,210
2,845,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.600	07/01/2023	2,390,312
500,000	Pima County, AZ IDA (Sonoran Science Academy)	5.670	12/01/2027	442,035
650,000	Pima County, AZ IDA (Sonoran Science Academy)	5.750	12/01/2037	536,023
760,000	Pima County, AZ IDA (Tucson Country Day School)[2]	5.000	06/01/2037	635,596
250,000	Pima County, AZ IDA (Valley Academy)[2]	6.500	07/01/2038	254,070
500,000	Quail Creek, AZ Community Facilities District	5.550	07/15/2030	431,335
620,000	Quailwood Meadows, AZ Community Facilities District	6.000	07/15/2022	621,972
1,350,000	Quailwood Meadows, AZ Community Facilities District	6.125	07/15/2029	1,334,408
1,000,000	Rio Rico, AZ Fire District[2]	7.000	07/01/2030	1,053,860
10,000,000	Salt Verde, AZ Financial Corp.[2]	5.000	12/01/2032	9,744,000
13,415,000	Salt Verde, AZ Financial Corp.[2]	5.000	12/01/2037	12,862,034
460,000	Salt Verde, AZ Financial Corp.[2]	5.250	12/01/2028	480,760
100,000	Salt Verde, AZ Financial Corp.[2]	5.500	12/01/2029	105,757
23,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017	22,902
1,655,000	Tartesso West, AZ Community Facilities District	5.900	07/15/2032	1,459,131
3,000,000	Verrado, AZ Community Facilities District No. 1	5.350	07/15/2031	2,525,340
1,775,000	Vistancia, AZ Community Facilities District[2]	6.750	07/15/2022	1,779,083
500,000	Westpark, AZ Community Facilities District	5.250	07/15/2031	427,240
				84,488,000
Arkansas—0.1%
300,000	Arkadelphia, AR Public Education Facilities Board (Ouachita Baptist University)	5.375	03/01/2038	304,254
2,365,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[4]	6.250	02/01/2038	1,275,161
				1,579,415
California—18.8%
675,000	Adelanto, CA Public Utility Authority	6.750	07/01/2039	704,633
830,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.000	09/01/2029	853,539
1,615,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)	6.250	09/01/2040	1,645,378
1,400,000	Antelope Valley, CA Healthcare District[2]	5.250	09/01/2017	1,398,656

20	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value
California Continued
$ 20,000	Beaumont, CA Financing Authority, Series B	5.875%		09/01/2023	$20,495
2,340,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000		09/01/2025	2,390,684
1,000,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000		09/01/2026	1,013,190
2,000,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000		09/01/2028	2,017,980
7,000,000	CA County Tobacco Securitization Agency	6.500	[5]	06/01/2046	219,030
6,000,000	CA County Tobacco Securitization Agency	6.650	[5]	06/01/2046	168,360
129,820,000	CA County Tobacco Securitization Agency	6.700	[5]	06/01/2050	2,823,585
6,330,000	CA County Tobacco Securitization Agency	7.234	[5]	06/01/2033	1,423,997
38,650,000	CA County Tobacco Securitization Agency	7.550	[5]	06/01/2055	273,256
8,000,000	CA County Tobacco Securitization Agency	7.750	[5]	06/01/2046	418,640
2,315,000	CA County Tobacco Securitization Agency (TASC)[2]	5.125		06/01/2038	1,804,751
100,000	CA County Tobacco Securitization Agency (TASC)[2]	5.450		06/01/2028	89,565
10,200,000	CA County Tobacco Securitization Agency (TASC)[2]	5.600		06/01/2036	8,623,692
160,000	CA County Tobacco Securitization Agency (TASC)[2]	5.700		06/01/2046	128,078
50,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875		06/01/2035	50,167
5,000,000	CA County Tobacco Securitization Agency (TASC)[2]	5.875		06/01/2043	4,999,600
21,000,000	CA County Tobacco Securitization Agency (TASC)[2]	6.000		06/01/2042	20,997,480
93,000,000	CA County Tobacco Securitization Agency (TASC)	6.650	[5]	06/01/2046	2,836,500
3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)	8.500		04/01/2031	3,682,395
5,000,000	CA GO2	5.000		02/01/2038	5,113,900
5,000,000	CA GO2	6.000		04/01/2038	5,601,750
4,335,000	CA Golden State Tobacco Securitization Corp.[2]	5.000		06/01/2036	3,432,150
69,700,000	CA Golden State Tobacco Securitization Corp. (TASC)[2]	5.300		06/01/2037	54,054,441
110,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	6.000	[5]	06/01/2047	1,665,400
20,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[1]	5.750		07/01/2039	22,044,000
25,000	CA HFA (Home Mtg.)[2]	5.450		08/01/2033	23,246
590,000	CA Independent Cities Lease Finance Authority (Morgan Hill-Hacienda Valley)	5.950		11/15/2039	586,059
350,000	CA M-S-R Energy Authority[2]	6.500		11/01/2039	404,457

OPPENHEIMER AMT-FREE MUNICIPALS	21

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
California Continued
$ 15,000,000	CA M-S-R Energy Authority	7.000%		11/01/2034	$18,224,400
250,000	CA Municipal Finance Authority (Harbor Regional Center)[2]	8.500		11/01/2039	294,460
1,600,000	CA Public Works[2]	5.000		04/01/2037	1,593,296
3,085,000	CA Public Works[2]	6.625		11/01/2034	3,093,638
1,250,000	CA Public Works (Judicial Council)[2]	5.000		12/01/2031	1,269,500
15,000,000	CA Public Works (Regents University)[1]	5.000		12/01/2031	15,911,400
2,500,000	CA Public Works (Various Community Colleges)[2]	5.750		10/01/2030	2,724,025
1,000,000	CA School Finance Authority Charter School (Coastal Academy)[2]	5.000		10/01/2033	932,530
14,000,000	CA Silicon Valley Tobacco Securitization Authority	8.840	[5]	06/01/2047	926,240
7,000,000	CA Silicon Valley Tobacco Securitization Authority	9.800	[5]	06/01/2036	1,238,790
1,995,000	CA Statewide CDA (Aspire Public Schools)[2]	6.000		07/01/2040	2,010,780
10,000,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[2]	6.000		05/01/2043	9,998,800
1,465,000	Chino, CA Community Facilities District Special Tax No. 2005-1	5.000		09/01/2027	1,388,278
2,000,000	Chino, CA Public Financing Authority	5.000		09/01/2030	1,917,840
3,200,000	Chino, CA Public Financing Authority	5.000		09/01/2034	2,971,456
625,000	Chino, CA Public Financing Authority	5.000		09/01/2038	568,506
2,000,000	Corona-Norco, CA Unified School District Public Financing Authority Special Tax	5.000		09/01/2036	1,862,640
560,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1	6.625		09/01/2039	578,446
1,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2	5.200		09/01/2027	890,510
2,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2	5.250		09/01/2037	1,651,440
20,000,000	East Bay, CA Municipal Utility District (Water System)[1]	5.000		06/01/2036	21,217,600
3,300,000	El Monte, CA COP (Dept. of Public Social Services Facility)[2]	4.750		06/01/2030	3,300,462
950,000	Elk Grove, CA Special Tax Community Facilities District No. 2005-1X	5.250		09/01/2037	830,338
420,000	Hemet, CA Unified School District	5.050		09/01/2026	417,598
250,000	Hemet, CA Unified School District	5.125		09/01/2036	236,878
500,000	Hemet, CA Unified School District Community Facilities District No. 2005-3	5.750		09/01/2039	481,685
120,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[5]	06/01/2047	5,218,800

22	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value
California Continued
$ 360,655,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.000	% [5]	06/01/2057	$3,462,288
345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[5]	06/01/2057	3,274,253
1,000,000	Jurupa, CA Community Services District Special Tax Community Facilities District No. 4	5.700		09/01/2034	1,014,340
175,000	Jurupa, CA Public Financing Authority	6.000		09/01/2028	180,297
155,000	Jurupa, CA Public Financing Authority	6.000		09/01/2029	159,686
135,000	Jurupa, CA Public Financing Authority	6.000		09/01/2030	139,076
150,000	Jurupa, CA Public Financing Authority	6.000		09/01/2031	154,166
205,000	Jurupa, CA Public Financing Authority	6.000		09/01/2032	209,969
25,000	Lake Elsinore, CA Public Financing Authority	6.375		10/01/2033	25,385
1,270,000	Lake Elsinore, CA Special Tax	5.150		09/01/2025	1,277,366
1,245,000	Lake Elsinore, CA Special Tax	5.250		09/01/2030	1,242,161
2,450,000	Lake Elsinore, CA Special Tax	5.250		09/01/2035	2,369,077
200,000	Lake Elsinore, CA Special Tax	5.350		09/01/2036	201,938
650,000	Lake Elsinore, CA Unified School District Community Facilities District No. 04-3	5.250		09/01/2029	617,461
415,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2025	345,774
375,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2026	308,644
885,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2027	716,133
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2028	796,230
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2029	398,095
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2030	394,120
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[6]	09/01/2032	775,000
1,000,000	Lancaster, CA Financing Authority (School District)[2]	5.000		02/01/2026	689,260
3,950,000	Loma Linda, CA Redevel. Agency Tax Allocation[2]	5.250		07/01/2030	3,951,936
1,250,000	Los Alamitos, CA Unified School District COP	0.000	[6]	08/01/2042	656,613
680,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)	5.750		09/01/2040	681,136
2,150,000	Los Angeles, CA Regional Airports Improvement Corp. (American Airlines)	7.125		12/01/2024	2,159,073
1,250,000	Lynwood, CA Redevel. Agency Tax Allocation[2]	7.000		09/01/2031	1,381,688
2,930,000	Marysville, CA (Fremont-Rideout Health)[2]	5.000		01/01/2029	2,948,811
5,000,000	Moreno Valley, CA Community Redevel. Agency[2]	5.000		08/01/2032	4,747,100

OPPENHEIMER AMT-FREE MUNICIPALS	23

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
California Continued
$ 4,010,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5	5.500%	09/01/2041	$3,887,214
630,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax	5.000	09/01/2037	556,819
660,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3	5.000	09/01/2027	618,684
1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3	5.000	09/01/2037	1,088,900
20,000,000	Northern CA Tobacco Securitization Authority (TASC)[2]	5.500	06/01/2045	15,752,000
1,000,000	Novato, CA Redevel. Agency (Hamilton Field Redevel.)[2]	6.750	09/01/2040	1,076,910
5,000,000	Oakland, CA GO2	5.000	01/15/2031	5,140,800
3,250,000	Oakland, CA GO2	6.000	01/15/2034	3,516,045
955,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)	5.750	10/01/2030	981,988
735,000	Palm Desert, CA Financing Authority[2]	5.000	04/01/2027	723,167
7,000,000	Palomar Pomerado, CA Health Care District COP[2]	6.625	11/01/2029	7,454,720
1,000,000	Palomar Pomerado, CA Health Care District COP[2]	6.750	11/01/2039	1,055,790
365,000	Perris, CA Community Facilities District Special Tax	5.300	09/01/2035	355,258
550,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000	09/01/2026	526,042
1,520,000	Perris, CA Community Facilities District Special Tax No. 2001	5.000	09/01/2037	1,343,437
620,000	Perris, CA Community Facilities District Special Tax No. 2005-1	5.000	09/01/2037	533,070
1,260,000	Rialto, CA Special Tax Community Facilities District No. 2006-1	5.350	09/01/2036	1,214,665
1,790,000	Riverside County, CA Asset Leasing Corp. (County Administration Center)[2]	5.000	11/01/2026	1,868,223
1,000,000	Romoland, CA School District Special Tax Community Facilities District	5.400	09/01/2036	996,030
1,000,000	Roseville, CA Natural Gas Finance Authority	5.000	02/15/2025	1,067,500
345,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)	5.625	09/01/2035	345,279
350,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)	5.750	09/01/2040	346,661
2,510,000	San Diego, CA Public Facilities Financing Authority[2]	5.000	04/15/2030	2,513,313
2,635,000	San Diego, CA Public Facilities Financing Authority[2]	5.000	04/15/2031	2,613,419

24	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value
California Continued
$ 720,000	San Francisco, CA City & County COP[2]	5.000%		10/01/2033	$745,373
10,000,000	San Francisco, CA City & County COP[1]	5.000		10/01/2033	10,352,376
250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[2]	6.750		08/01/2041	278,573
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[2]	7.000		08/01/2041	428,232
5,000,000	San Gorgonio, CA Memorial Health Care District[2]	5.625		08/01/2038	5,068,700
1,620,000	San Gorgonio, CA Memorial Health Care District[2]	7.000		08/01/2027	1,860,019
2,050,000	San Jose, CA Airport[2]	5.000		03/01/2033	2,069,311
1,050,000	San Jose, CA Finance Authority (Convention Center)[2]	5.500		05/01/2031	1,121,526
2,210,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[2]	5.750		06/01/2026	2,325,937
52,555,000	Silicon Valley CA Tobacco Securitization Authority	9.140	[5]	06/01/2047	3,477,039
22,445,000	Southern CA Tobacco Securitization Authority[2]	5.125		06/01/2046	17,104,886
13,675,000	Southern CA Tobacco Securitization Authority	6.400	[5]	06/01/2046	310,696
47,250,000	Southern CA Tobacco Securitization Authority	7.100	[5]	06/01/2046	993,668
11,930,000	Southern CA Tobacco Securitization Authority (TASC)[2]	5.000		06/01/2037	9,377,338
235,000	Temecula Valley, CA Unified School District Community Facilities District No. 2004	5.000		09/01/2037	217,932
2,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.450		09/01/2026	1,402,460
1,000,000	Temecula, CA Public Financing Authority Community Facilities District (Roripaugh)	5.500		09/01/2036	638,960
10,500,000	University of California (Regents Medical Center)[1]	5.000		05/15/2037	10,568,355
575,000	Upland, CA Community Facilities District Special Tax[2]	5.000		09/01/2034	561,792
3,000,000	Val Verde, CA Unified School District[2]	5.500		08/01/2030	3,297,690
900,000	Vernon, CA Electric System[2]	5.125		08/01/2033	905,751
5,000,000	Vernon, CA Electric System[2]	5.500		08/01/2041	5,081,600
100,000	Victor Valley, CA Union High School District	5.050		09/01/2025	92,642
1,160,000	Victor Valley, CA Union High School District	5.100		09/01/2035	949,854
2,025,000	Westside, CA Union School District Community Facilities District Special Tax No. 2005-2	5.000		09/01/2036	1,813,124
					425,156,234
Colorado—2.2%
1,235,000	Arkansas River, CO Power Authority[2]	6.000		10/01/2040	1,235,963
750,000	Arkansas River, CO Power Authority[2]	6.125		10/01/2040	768,915

OPPENHEIMER AMT-FREE MUNICIPALS	25

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Colorado Continued
$ 15,000	Boulder County, CO Devel. (University Corp. of Atmospheric Research)[2]	5.000%		09/01/2035	$15,039
1,000,000	CO Andonea Metropolitan District No. 3[3]	6.250		12/01/2035	620,110
2,754,000	CO Arista Metropolitan District	6.750		12/01/2035	2,385,157
4,125,000	CO Broomfield Village Metropolitan District No. 2	6.250		12/01/2032	3,509,633
910,000	CO Central Marksheffel Metropolitan District	7.250		12/01/2029	882,827
500,000	CO Copperleaf Metropolitan District No. 2	5.850		12/01/2026	403,980
625,000	CO Copperleaf Metropolitan District No. 2	5.950		12/01/2036	464,294
294,000	CO Crystal Crossing Metropolitan District[3]	6.000		12/01/2036	162,291
125,000	CO E-470 Public Highway Authority	6.814	[5]	09/01/2025	68,314
495,000	CO Educational and Cultural Facilities Authority (Carbon Valley Academy Charter School)	5.625		12/01/2036	363,736
3,100,000	CO Educational and Cultural Facilities Authority (Charter School)[2]	6.250		11/01/2040	3,161,070
1,730,000	CO Educational and Cultural Facilities Authority (Colorado Springs Charter Academy Building Corp.)[2]	5.250		07/01/2028	1,768,147
1,500,000	CO Educational and Cultural Facilities Authority (Free Horizon Charter School)[2]	6.125		06/15/2040	1,574,790
4,430,000	CO Educational and Cultural Facilities Authority (Rocky Mountain Academy of Evergreen)[2]	6.450		11/01/2040	4,702,799
500,000	CO Elbert and Highway 86 Metropolitan District	5.750		12/01/2036	343,645
1,000,000	CO Elkhorn Ranch Metropolitan District	6.375		12/01/2035	830,170
500,000	CO Fallbrook Metropolitan District	5.625		12/01/2026	459,240
750,000	CO Fossil Ridge Metropolitan District No. 1	7.250		12/01/2040	754,035
500,000	CO Heritage Todd Creek Metropolitan District	5.500		12/01/2037	360,635
500,000	CO High Plains Metropolitan District[3]	6.250		12/01/2035	300,330
231,000	CO Horse Creek Metropolitan District	5.750		12/01/2036	173,495
450,000	CO Huntington Trails Metropolitan District	6.250		12/01/2036	450,086
405,000	CO International Center Metropolitan District No. 3	6.500		12/01/2035	315,523
500,000	CO Liberty Ranch Metropolitan District[3]	6.250		12/01/2036	396,235
625,000	CO Madre Metropolitan District No. 2	5.500		12/01/2036	425,488
2,770,000	CO Murphy Creek Metropolitan District No. 3[3]	6.000		12/01/2026	1,363,339
2,850,000	CO Murphy Creek Metropolitan District No. 3[3]	6.125		12/01/2035	1,388,178
1,945,000	CO North Range Metropolitan District No. 1	5.000		12/15/2024	1,933,233
1,250,000	CO North Range Metropolitan District No. 2	5.500		12/15/2018	1,240,975
500,000	CO North Range Metropolitan District No. 2	5.500		12/15/2037	452,195
1,000,000	CO Northwest Metropolitan District No. 3	6.125		12/01/2025	926,050
1,875,000	CO Northwest Metropolitan District No. 3	6.250		12/01/2035	1,665,094

26	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Colorado Continued
$ 750,000	CO Potomac Farms Metropolitan District	7.250%		12/01/2037	$576,518
125,000	CO Potomac Farms Metropolitan District	7.625		12/01/2023	111,643
440,000	CO Prairie Center Metropolitan District No. 3	5.250		12/15/2021	419,465
785,000	CO Prairie Center Metropolitan District No. 3	5.400		12/15/2031	695,416
730,000	CO Regency Metropolitan District[4]	5.750		12/01/2036	556,275
5,000	CO Ridges Metropolitan District Mesa County	6.100		10/15/2013	5,017
1,000,000	CO Serenity Ridge Metropolitan District No. 2[3]	7.500		12/01/2034	482,980
366,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036	236,780
1,000,000	CO Sorrell Ranch Metropolitan District[4]	6.750		12/15/2036	557,480
540,000	CO Tallyns Reach Metropolitan District No. 3	5.100		12/01/2026	525,701
500,000	CO Traditions Metropolitan District No. 2	5.750		12/01/2036	432,695
1,034,000	CO Wheatlands Metropolitan District	6.000		12/01/2025	899,208
500,000	CO Wheatlands Metropolitan District	6.125		12/01/2035	397,855
175,000	Fairplay, CO Sanitation District	5.250		12/15/2031	157,154
265,000	Harvest Junction, CO Metropolitan District	5.000		12/01/2030	239,576
135,000	Harvest Junction, CO Metropolitan District	5.200		12/01/2032	121,304
260,000	Harvest Junction, CO Metropolitan District	5.375		12/01/2037	229,947
180,000	Jefferson County, CO (Section 14 Metropolitan District)	5.000		12/01/2018	191,950
2,050,000	Loveland, CO Special Assessment	5.625		07/01/2029	1,629,935
1,495,000	Public Authority for CO (Natural Gas Energy)[2]	6.250		11/15/2028	1,679,348
500,000	Tabernash Meadows, CO Water & Sanitation District	7.125		12/01/2034	514,490
110,000	Tallyns Reach CO Metropolitan District No. 3	5.000		12/01/2033	97,997
250,000	Tallyns Reach CO Metropolitan District No. 3	5.125		11/01/2038	219,948
3,824,161	Woodmen Heights, CO Metropolitan District No. 1	0.000	[6]	12/01/2041	1,467,713
1,057,237	Woodmen Heights, CO Metropolitan District No. 1	6.000		12/01/2041	890,225
					49,201,631
Connecticut—0.3%
500,000	Georgetown, CT Special Taxing District[3]	5.125		10/01/2036	192,400
8,345,266	Mashantucket Western Pequot Tribe CT	4.000		07/01/2031	5,695,477
					5,887,877
Delaware—0.3%
3,781,000	Bridgeville, DE Special Obligation (Heritage Shores)	5.450		07/01/2035	2,922,978
1,000,000	Kent County, DE Student Hsg. (Delaware State University Student Hsg. Foundation)	5.000		07/01/2025	899,890

OPPENHEIMER AMT-FREE MUNICIPALS	27

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Delaware Continued
$ 630,000	Kent County, DE Student Hsg. (Delaware State University Student Hsg. Foundation)	5.000%		07/01/2030	$530,422
2,300,000	Millsboro, DE Special Obligation (Plantation Lakes)	5.450		07/01/2036	1,625,364
					5,978,654
District of Columbia—0.9%
25,000	District of Columbia (James F. Oyster Elementary School)	6.450		11/01/2034	22,845
2,000,000	District of Columbia Center for Strategic & International Studies[2]	6.375		03/01/2031	2,037,120
2,100,000	District of Columbia Center for Strategic & International Studies[2]	6.625		03/01/2041	2,157,666
1,000,000	District of Columbia Student Dorm (Provident Group-Howard Properties)[2]	5.000		10/01/2030	930,120
2,570,000	District of Columbia Tobacco Settlement Financing Corp.[2]	6.500		05/15/2033	2,748,358
4,385,000	District of Columbia Tobacco Settlement Financing Corp.[2]	6.750		05/15/2040	4,439,813
72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.375	[5]	06/15/2046	2,222,893
400,000	District of Columbia University (Gallaudet University)[2]	5.500		04/01/2034	421,160
6,500,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)[2]	0.000	[6]	10/01/2041	5,881,915
					20,861,890
Florida—13.1%
100,000	Alachua County, FL Health Facilities Authority (Shands Teaching Hospital & Clinics/Shands at Lake Shore Obligated Group)[2]	6.750		12/01/2030	108,411
1,975,000	Amelia Concourse, FL Community Devel. District[4]	5.750		05/01/2038	755,260
1,120,000	Arlington Ridge, FL Community Devel. District[4]	5.500		05/01/2036	438,021
435,000	Avignon Villages, FL Community Devel. District[4]	5.300		05/01/2014	86,604
250,000	Avignon Villages, FL Community Devel. District[4]	5.400		05/01/2037	49,773
65,000	Baker County, FL Hospital Authority	5.300		12/01/2023	60,692
1,400,000	Baywinds, FL Community Devel. District	5.250		05/01/2037	707,644
1,865,000	Boynton Village, FL Community Devel. District Special Assessment[4]	6.000		05/01/2038	1,509,475
2,450,000	Brevard County, FL Industrial Devel. Revenue (Tuff Florida Tech)[2]	6.500		11/01/2029	2,555,497
11,000,000	Brevard County, FL Industrial Devel. Revenue (Tuff Florida Tech)[2]	6.750		11/01/2039	11,501,930
25,000	Broward County, FL Educational Facilities Authority (Nova Southeastern University)[2]	5.625		04/01/2034	25,064

28	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Florida Continued
$ 1,230,000	Cascades, FL Groveland Community Devel. District	5.300%	05/01/2036	$882,402
2,370,000	Chapel Creek, FL Community Devel. District Special Assessment[4]	5.500	05/01/2038	1,408,017
1,675,000	Clearwater Cay, FL Community Devel. District[4]	5.500	05/01/2037	629,867
4,365,000	Creekside, FL Community Devel. District[4]	5.200	05/01/2038	1,812,348
875,000	Crosscreek, FL Community Devel. District[4]	5.500	05/01/2017	371,954
415,000	Crosscreek, FL Community Devel. District[4]	5.600	05/01/2039	176,587
5,520,000	Cypress Creek of Hillsborough County, FL Community Devel. District	5.350	05/01/2037	3,983,674
800,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)	8.000	06/01/2022	782,744
25,000	Destin, FL Community Redevel. Agency (Town Center Area)	5.300	05/01/2027	22,423
1,665,000	Dupree Lakes, FL Community Devel. District	5.375	05/01/2037	1,380,385
655,000	Durbin Crossing, FL Community Devel. District Special Assessment[4]	5.250	11/01/2015	593,705
230,000	East Homestead FL Community Devel. District	7.250	05/01/2021	235,658
350,000	East Homestead, FL Community Devel. District	5.000	11/01/2033	305,179
2,225,000	East Homestead, FL Community Devel. District	5.375	05/01/2036	1,904,200
1,225,000	East Homestead, FL Community Devel. District	5.450	05/01/2036	1,144,861
555,000	Escambia County, FL Health Facilities Authority	5.950	07/01/2020	590,387
3,215,000	Escambia County, FL Health Facilities Authority (Baptist Manor/Baptist Hospital Obligated Group)[2]	6.000	08/15/2036	3,383,273
10,000	Escambia County, FL Utilities Authority[2]	6.250	01/01/2015	10,358
2,550,000	FL Capital Trust Agency (American Opportunity)[3]	5.875	06/01/2038	1,452,684
5,437,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[4]	7.000	07/15/2032	2,444,530
1,775,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[4]	8.260	07/15/2038	798,058
750,000	FL Capital Trust Agency (Miami Community Charter School)	7.000	10/15/2040	752,828
1,810,000	FL Capital Trust Agency (Windsor Cove Apartments)[2]	5.000	11/01/2047	1,556,618
10,440,000	FL COP (Dept. of Management Services)[1]	5.250	08/01/2028	11,302,240
15,000	FL Correctional Private Commission (350 Bed Youthful) COP[2]	5.000	08/01/2017	15,342
210,000	FL Gateway Services Community Devel. District (Sun City Center)	6.500	05/01/2033	202,297
1,250,000	FL HEFFA (Bethune-Cookman University)[2]	5.375	07/01/2032	1,289,600
650,000	FL HEFFA (Nova Educational Facilities)[2]	5.000	04/01/2032	644,508
1,100,000	FL Lake Ashton II Community Devel. District[3]	5.375	05/01/2036	813,395

OPPENHEIMER AMT-FREE MUNICIPALS	29

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Florida Continued
$ 500,000	FL Parker Road Community Devel. District[4]	5.350%	05/01/2015	$240,240
465,000	FL Parker Road Community Devel. District[3]	5.600	05/01/2038	224,037
950,000	FL Principal One Community Devel. District	5.650	05/01/2035	899,878
3,895,000	Flora Ridge, FL Educational Facilities Benefit District	5.300	05/01/2037	3,110,430
490,000	Fontainbleau Lakes, FL Community Devel. District	6.000	05/01/2015	494,969
890,000	Fontainbleau Lakes, FL Community Devel. District	6.000	05/01/2038	794,494
145,000	Forest Creek, FL Community Devel. District	5.450	05/01/2036	135,327
296,868	Forest Creek, FL Community Devel. District[3,7]	5.450	05/01/2036	185,335
945,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District	5.500	05/01/2038	893,403
16,000,000	Greater Orlando, FL Aviation Authority[1]	5.000	10/01/2032	16,504,320
195,000	Heritage Isles, FL Community Devel. District[4]	7.100	10/01/2023	36,553
1,215,000	Heritage Plantation, FL Community Devel. District[3]	5.400	05/01/2037	480,933
110,000	Hialeah, FL Hsg. Authority[2]	5.800	06/20/2033	110,114
310,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A4	5.500	05/01/2036	120,714
3,820,000	Highlands, FL Community Devel. District[4]	5.550	05/01/2036	2,247,726
10,000	Highlands, FL Community Devel. District	7.090	05/01/2020	4,955
745,000	Hillsborough County, FL IDA (Senior Care Group)	6.750	07/01/2029	595,926
25,000	Hillsborough County, FL IDA (Tampa General Hospital)[2]	5.400	10/01/2028	25,214
855,000	Indigo, FL Community Devel. District[4]	5.750	05/01/2036	415,889
35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)[2]	5.250	08/15/2027	36,260
5,000,000	Jacksonville, FL Sales Tax (Better Jacksonville)[2]	5.000	10/01/2030	5,163,000
1,255,000	Lakeland, FL Educational Facilities (Florida Southern College)[2]	5.000	09/01/2029	1,259,493
1,000,000	Lakeland, FL Educational Facilities (Florida Southern College)[2]	5.000	09/01/2037	964,680
250,000	Lakeside Landings, FL Devel. District[4]	5.500	05/01/2038	109,800
4,600,000	Lakewood Ranch, FL Stewardship District	5.500	05/01/2036	3,418,536
3,550,000	Lakewood Ranch, FL Stewardship District (Country Club East Investors)	5.400	05/01/2037	2,768,787
500,000	Legends Bay, FL Community Devel. District	5.500	05/01/2014	467,265
500,000	Legends Bay, FL Community Devel. District	5.875	05/01/2038	353,715
1,885,000	Lucaya, FL Community Devel. District	5.375	05/01/2035	1,543,363
530,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025	489,206
1,775,000	Magnolia Creek, FL Community Devel. District[4]	5.900	05/01/2039	611,381
1,425,000	Magnolia West, FL Community Devel. District Special Assessment[4]	5.350	05/01/2037	778,777

30	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Florida Continued
$ 8,425,000	Meadow Pines, FL Community Devel. District Special Assessment	6.250%	05/01/2034	$7,380,216
50,000	Miami, FL Health Facilities Authority (Catholic Health East)[2]	5.250	11/15/2028	50,144
1,000,000	Miami-Dade County, FL Aviation (Miami International Airport)[2]	5.500	10/01/2029	1,051,860
400,000	Miromar Lakes, FL Community Devel. District	4.875	05/01/2022	389,792
790,000	Miromar Lakes, FL Community Devel. District	5.375	05/01/2032	765,889
6,780,000	Miromar Lakes, FL Community Devel. District	6.875	05/01/2035	6,509,953
3,580,000	Monterey/Congress, FL Community Devel. District Special Assessment	5.375	05/01/2036	2,897,974
8,840,000	Moody River, FL Estates Community Devel. District	5.350	05/01/2036	5,599,610
10,015,000	Myrtle Creek, FL Improvement District Special Assessment	5.200	05/01/2037	9,077,095
580,000	Naturewalk, FL Community Devel. District[3]	5.300	05/01/2016	287,616
485,000	Naturewalk, FL Community Devel. District[4]	5.500	05/01/2038	240,807
7,040,000	Oakland, FL Charter School	6.950	12/01/2032	6,687,578
250,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)	5.500	07/01/2032	234,888
10,000,000	Orange County, FL School Board COP[1]	5.500	08/01/2034	10,617,900
7,500,000	Orange County, FL School Board COP[2]	5.500	08/01/2034	7,963,425
450,000	Palace Coral Gables, FL Community Devel. District Special Assessment[2]	5.000	05/01/2032	461,835
1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment[2]	5.625	05/01/2042	1,055,370
1,250,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[4]	7.000	07/01/2036	249,938
50,000	Palm Beach County Plantation, FL Community Devel. District Special Assessment[2]	6.250	05/01/2034	50,633
125,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[2]	5.500	12/01/2021	125,209
25,000	Palm Beach County, FL Health Facilities Authority (Boca Raton Community Hospital)[2]	5.625	12/01/2031	25,014
1,935,000	Palm Coast Park, FL Community Devel. District Special Assessment	5.700	05/01/2037	1,214,696
2,200,000	Palm Glades, FL Community Devel. District	5.300	05/01/2036	2,056,516
605,000	Palm Glades, FL Community Devel. District Special Assessment	7.250	08/01/2016	635,770
460,000	Palm River, FL Community Devel. District[4]	5.150	05/01/2014	180,693
510,000	Palm River, FL Community Devel. District[4]	5.375	05/01/2036	200,644
2,140,000	Parkway Center, FL Community Devel. District, Series A	6.125	05/01/2024	1,894,820

OPPENHEIMER AMT-FREE MUNICIPALS	31

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Florida Continued
$ 2,195,000	Parkway Center, FL Community Devel. District, Series A	6.300%	05/01/2034	$1,778,323
1,345,000	Pine Ridge Plantation, FL Community Devel. District[4]	5.400	05/01/2037	853,685
1,400,000	Pinellas County, FL Health Facility Authority (St. Mark Village)	5.650	05/01/2037	1,168,440
425,000	Poinciana West, FL Community Devel. District Special Assessment	6.000	05/01/2037	386,087
40,000	Port St. Lucie, FL Special Assessment (Peacock & Lowry)	5.350	07/01/2027	34,508
520,000	Portico, FL Community Devel. District	5.450	05/01/2037	344,505
2,670,000	Portofino Cove, FL Community Devel. District Special Assessment[4]	5.250	05/01/2012	1,043,730
490,000	Portofino Cove, FL Community Devel. District Special Assessment[4]	5.500	05/01/2038	191,845
285,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.200	05/01/2017	111,486
980,000	Portofino Landings, FL Community Devel. District Special Assessment[4]	5.400	05/01/2038	383,670
14,685,000	Quarry, FL Community Devel. District	5.500	05/01/2036	12,951,289
10,245,000	Renaissance Commons, FL Community Devel. District, Series A	5.600	05/01/2036	7,795,421
1,710,000	Reunion East, FL Community Devel. District[3]	5.800	05/01/2036	1,016,082
4,175,000	Reunion East, FL Community Devel. District	7.375	05/01/2033	4,236,080
1,850,000	Reunion East, FL Community Devel. District[3]	7.375	05/01/2033	1,099,270
1,110,000	Ridgewood Trails, FL Community Devel. District[3]	5.650	05/01/2038	530,569
2,500,000	River Glen, FL Community Devel. District Special Assessment[4]	5.450	05/01/2038	978,925
145,000	Rolling Hills, FL Community Devel. District[4]	5.450	05/01/2037	56,504
400,000	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028	267,980
4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[2]	6.500	07/01/2040	4,602,662
3,445,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[2]	6.750	07/01/2030	3,616,079
2,875,000	Six Mile Creek, FL Community Devel. District[3]	5.875	05/01/2038	1,292,600
1,985,000	South Bay, FL Community Devel. District[4]	5.125	11/01/2009	762,458
3,750,000	South Bay, FL Community Devel. District[4]	5.375	05/01/2014	797,288
5,400,000	South Bay, FL Community Devel. District[4]	5.950	05/01/2036	2,075,706
1,765,000	St. John’s Forest, FL Community Devel. District, Series A	6.125	05/01/2034	1,638,855
1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[2]	6.000	08/01/2045	1,559,415

32	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Florida Continued
$ 400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)	5.250%	10/01/2041	$301,016
715,000	Stonegate, FL Community Devel. District	6.000	05/01/2024	751,529
6,020,000	Tern Bay, FL Community Devel. District[4]	5.000	05/01/2015	1,460,392
500,000	Tern Bay, FL Community Devel. District[4]	5.375	05/01/2037	121,375
4,495,000	Town Center, FL at Palm Coast Community Devel. District	6.000	05/01/2036	3,364,013
225,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.250	05/01/2037	150,183
8,595,000	Turnbull Creek, FL Community Devel. District Special Assessment	5.800	05/01/2035	7,240,084
8,505,000	Two Creeks, FL Community Devel. District	5.250	05/01/2037	5,734,156
5,345,000	Verandah East, FL Community Devel. District	5.400	05/01/2037	3,005,654
4,105,000	Verandah, FL Community Devel District	5.250	05/01/2036	3,269,222
990,000	Verano Center, FL Community Devel. District	5.375	05/01/2037	695,445
8,580,000	Verona Walk, FL Community Devel. District	5.375	05/01/2037	6,842,293
1,000,000	Villa Portofino East, FL Community Devel. District	5.200	05/01/2037	786,180
2,565,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.350	05/01/2017	1,139,117
420,000	Villa Vizcaya, FL Community Devel. District Special Assessment[4]	5.550	05/01/2039	186,522
1,575,000	Villages of Westport, FL Community Devel. District[4]	5.700	05/01/2035	827,379
4,675,000	Vista, FL Community Devel. District Special Assessment	5.375	05/01/2037	3,856,922
2,750,000	Volusia County, FL Educational Facility Authority (Embry-Riddle Aeronautical University)[2]	5.000	10/15/2029	2,816,743
470,000	Volusia County, FL Educational Facility Authority (Embry-Riddle Aeronautical University)[2]	5.000	10/15/2035	469,967
1,500,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.125	05/01/2014	439,065
2,470,000	Waterford Estates, FL Community Devel. District Special Assessment[4]	5.500	05/01/2037	723,834
730,000	Watergrass, FL Community Devel. District Special Assessment	5.125	11/01/2014	612,390
670,000	Watergrass, FL Community Devel. District Special Assessment	5.375	05/01/2039	434,636
5,530,000	Watergrass, FL Community Devel. District Special Assessment	5.500	05/01/2036	3,587,975
1,126,156	Watergrass, FL Community Devel. District Special Assessment	6.960	11/01/2017	1,041,672
950,000	Waterlefe, FL Community Devel. District Golf Course[4]	8.125	10/01/2025	70,547

OPPENHEIMER AMT-FREE MUNICIPALS	33

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Florida Continued
$ 1,060,000	Waters Edge, FL Community Devel. District	0.000	% [6]	05/01/2039	$487,536
6,115,000	Waters Edge, FL Community Devel. District	5.300		05/01/2036	5,387,132
16,000	Waters Edge, FL Community Devel. District	5.350		05/01/2039	14,585
1,785,000	Waterstone, FL Community Devel. District[4]	5.500		05/01/2018	706,021
540,000	West Villages, FL Improvement District[4]	5.350		05/01/2015	414,191
3,300,000	West Villages, FL Improvement District[4]	5.500		05/01/2038	1,960,530
7,350,000	West Villages, FL Improvement District[4]	5.800		05/01/2036	4,366,635
4,925,000	Westridge, FL Community Devel. District[4]	5.800		05/01/2037	1,849,584
5,840,000	Westside, FL Community Devel. District[4]	5.650		05/01/2037	2,406,547
4,900,000	World Commerce, FL Community Devel. District Special Assessment	6.125		05/01/2035	4,369,036
2,250,000	Wyld Palms, FL Community Devel. District[4]	5.400		05/01/2015	685,148
1,445,000	Wyld Palms, FL Community Devel. District[4]	5.500		05/01/2038	440,422
450,000	Zephyr Ridge, FL Community Devel. District[4]	5.250		05/01/2014	176,630
990,000	Zephyr Ridge, FL Community Devel. District[4]	5.625		05/01/2037	389,139
					297,234,007
Georgia—1.5%
12,990,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.000		07/01/2036	9,090,402
2,470,000	Atlanta, GA Devel. Authority Student Hsg. (Clark Atlanta University)	6.250		07/01/2036	1,728,506
5,000	Atlanta, GA HDC (Bedford Tower)	6.250		01/01/2015	5,020
240,000	Atlanta, GA Tax Allocation (Beltline)[2]	7.500		01/01/2031	278,254
565,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)[2]	5.000		11/01/2048	475,640
2,000,000	Atlanta, GA Water & Wastewater Authority[2]	5.500		11/01/2027	2,218,600
250,000	Chatham County, GA Hospital Authority (Memorial Health University Medical Center)	5.500		01/01/2034	255,435
7,825,000	DeKalb County, GA Devel. Authority Public Purpose[2]	5.500		12/10/2023	7,829,382
10,000	DeKalb County, GA Hsg. Authority (Spring Chase Apartments)	5.400		11/01/2030	9,933
2,000,000	DeKalb County, GA Water & Sewer[2]	5.250		10/01/2036	2,080,640
3,245,000	East Point, GA (Camp Creek), Series B	8.000		02/01/2026	3,248,634
4,880,000	East Point, GA (Camp Creek), Series B	8.000		02/01/2026	4,885,466
20,000	GA Municipal Electric Authority[2]	6.600		01/01/2018	21,931
520,000	Randolph County, GA GO2	5.000		04/01/2030	497,292
500,000	Savannah, GA EDA (Skidway Health & Living Services)	7.400		01/01/2024	507,980
					33,133,115

34	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Idaho—0.0%
$ 60,000	ID Health Facilities Authority (Trinity Health Corp.)[2]	6.250%	12/01/2033	$68,130
1,000,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)[2]	6.250	07/01/2045	1,006,620
				1,074,750
Illinois—12.9%
500,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)	5.625	01/01/2018	448,915
1,825,000	Bedford Park, IL Tax	5.125	12/30/2018	1,827,592
12,000,000	Chicago, IL GO2	5.000	01/01/2033	11,780,160
2,000,000	Chicago, IL GO2	5.000	01/01/2034	1,954,880
25,000	Chicago, IL GO2	5.000	01/01/2042	24,297
455,000	Chicago, IL Midway Airport, Series B2	5.000	01/01/2035	455,014
10,000,000	Chicago, IL O’Hare International Airport[2]	5.625	01/01/2035	10,477,500
5,000,000	Chicago, IL O’Hare International Airport (Passenger Facility Charge)[2]	5.000	01/01/2031	4,999,800
5,000,000	Chicago, IL O’Hare International Airport (Passenger Facility Charge)[2]	5.000	01/01/2032	4,952,300
6,000,000	Chicago, IL Park District (Harbor Facilities)[1]	5.250	01/01/2037	6,250,140
10,000,000	Chicago, IL Park District (Harbor Facilities)[1]	5.250	01/01/2040	10,372,300
2,400,000	Cook County, IL Community School District GO	7.125	06/01/2024	2,553,960
949,000	Cortland, IL Special Tax (Sheaffer System)[3]	5.500	03/01/2017	339,438
395,000	Country Club Hills, IL GO	5.000	12/01/2026	401,585
410,000	Country Club Hills, IL GO	5.000	12/01/2027	413,784
435,000	Country Club Hills, IL GO	5.000	12/01/2028	437,662
455,000	Country Club Hills, IL GO	5.000	12/01/2029	456,902
475,000	Country Club Hills, IL GO	5.000	12/01/2030	475,884
500,000	Country Club Hills, IL GO	5.000	12/01/2031	501,315
40,000	Country Club Hills, IL GO	5.000	12/01/2032	40,028
168,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.400	03/01/2016	171,071
320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)	5.625	03/01/2036	309,117
1,250,000	Gilberts, IL Special Service Area No. 19 Special Tax (Conservancy)[4]	5.375	03/01/2016	430,800
2,225,000	Harvey, IL GO	5.500	12/01/2027	1,961,605
1,000,000	Harvey, IL GO	5.625	12/01/2032	861,560
5,155,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)	6.875	08/01/2028	4,034,922

OPPENHEIMER AMT-FREE MUNICIPALS	35

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Illinois Continued
$ 60,000	IL Devel. Finance Authority (Community Rehabilitation Providers)	5.700%	07/01/2019	$56,394
1,920,000	IL Finance Authority (Bethel Terrace Apartments)[2]	5.125	09/01/2025	1,806,835
1,010,000	IL Finance Authority (Illinois Institute of Technology)[2]	5.000	04/01/2026	998,739
9,660,000	IL Finance Authority (Illinois Institute of Technology)[2]	5.000	04/01/2031	8,902,366
1,000,000	IL Finance Authority (Illinois Institute of Technology)[2]	5.000	04/01/2036	896,250
155,000	IL Finance Authority (Illinois Institute of Technology)[2]	6.500	02/01/2023	164,483
2,215,000	IL Finance Authority (Illinois Institute of Technology)[2]	7.125	02/01/2034	2,357,247
500,000	IL Finance Authority (Lake Forest College)[2]	5.750	10/01/2032	508,450
450,000	IL Finance Authority (Lake Forest College)[2]	6.000	10/01/2048	455,409
1,000,000	IL Finance Authority (Lutheran Social Services of Illinois/Vesper Management Corp. Obligated Group)[2]	5.125	08/15/2028	904,880
20,000,000	IL Finance Authority (Northwestern Memorial Hospital)[1]	6.000	08/15/2039	22,425,000
185,000	IL Finance Authority (Northwestern Memorial Hospital)[2]	6.000	08/15/2039	196,091
5,050,000	IL Finance Authority (OSF Healthcare System)[2]	5.750	11/15/2033	5,238,517
75,000	IL Finance Authority (OSF Healthcare System)[2]	7.125	11/15/2035	81,649
50,000	IL Finance Authority (OSF Healthcare System)[2]	7.125	11/15/2037	59,281
10,190,000	IL Finance Authority (Provena Health)[2]	7.750	08/15/2034	12,385,843
6,665,000	IL Finance Authority (Resurrection Health Care)[1]	5.250	05/15/2029	6,835,879
8,335,000	IL Finance Authority (Resurrection Health Care)[2]	5.250	05/15/2029	8,548,709
5,000,000	IL Finance Authority (Resurrection Health)[2]	6.125	05/15/2025	5,483,700
3,250,000	IL Finance Authority (Roosevelt University)[2]	5.500	04/01/2032	3,291,633
6,270,000	IL Finance Authority (Roosevelt University)[2]	5.500	04/01/2037	6,308,749
5,600,000	IL Finance Authority (Roosevelt University)[2]	5.750	04/01/2024	6,019,720
2,680,000	IL Finance Authority (Roosevelt University)[2]	6.250	04/01/2029	2,867,386
28,415,000	IL Finance Authority (Roosevelt University)[2]	6.500	04/01/2039	30,243,789
5,855,000	IL Finance Authority (Roosevelt University)[2]	6.500	04/01/2044	6,210,516
10,645,000	IL Finance Authority (Silver Cross Hospital and Medical Centers)[2]	7.000	08/15/2044	11,543,757
4,765,000	IL Finance Authority (Swedish Covenant Hospital)[2]	5.750	08/15/2029	5,009,540
10,000,000	IL Finance Authority (Trinity Health Corp.)[1]	5.000	12/01/2030	10,315,591
3,000,000	IL Finance Authority Student Hsg. (MJH Education Assistance)	5.125	06/01/2035	2,579,010

36	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Illinois Continued
$ 700,000	IL GO2	5.000%	08/01/2025	$721,140
1,500,000	IL GO2	5.000	03/01/2037	1,430,055
1,500,000	IL GO2	5.500	07/01/2038	1,515,915
70,000	IL Health Facilities Authority (EMH/EMHH/EMHS Obligated Group)[2]	5.625	01/01/2028	70,180
35,000	IL Health Facilities Authority (Holy Family Medical Center)[2]	5.125	08/15/2022	35,012
330,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[2]	5.500	06/15/2050	336,593
290,000	IL Sports Facilities Authority[2]	5.000	06/15/2032	290,012
895,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[2]	6.500	12/30/2027	1,109,272
955,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[2]	6.500	12/30/2028	1,159,685
1,160,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)[2]	6.500	12/30/2031	1,394,482
4,431,000	Lakemoor Village, IL Special Tax	5.000	03/01/2027	4,032,697
2,724,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)	6.250	03/01/2034	2,756,606
500,000	Lombard, IL Public Facilities Corp. (Conference Center & Hotel)	5.500	01/01/2036	295,925
1,455,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[4]	6.125	03/01/2040	289,807
480,000	Markham, IL GO2	5.750	02/01/2028	457,992
1,094,000	Plano, IL Special Service Area No. 5	6.000	03/01/2036	943,061
500,000	Southwestern IL Devel. Authority (Eden Retirement Center)	5.850	12/01/2036	377,570
4,745,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000	10/01/2022	3,800,603
1,870,000	Southwestern IL Devel. Authority (Village of Sauget)	5.625	11/01/2026	1,487,155
12,000,000	Springfield, IL Electric[2]	5.000	03/01/2030	12,002,400
3,000,000	University of Illinois (Auxiliary Facilities System)[2]	5.125	04/01/2036	3,055,950
12,000,000	University of Illinois (Auxiliary Facilities System)[1]	5.750	04/01/2038	13,177,680
1,975,000	Vernon Hills, IL Tax Increment (Town Center)	6.250	12/30/2026	1,860,391
950,000	Volo Village, IL Special Service Area (Lancaster Falls)	5.750	03/01/2036	842,631
3,822,000	Volo Village, IL Special Service Area (Remington Pointe)	6.450	03/01/2034	3,463,344
1,870,000	Yorkville, IL United City Special Services Area Special Tax	5.000	03/01/2033	1,652,239
2,325,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)	5.875	03/01/2036	2,230,396

OPPENHEIMER AMT-FREE MUNICIPALS	37

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Illinois Continued
$ 1,634,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)	6.250%	03/01/2035	$1,183,653
				291,600,390
Indiana—2.0%
1,600,000	Anderson, IN Redevel. District[2]	6.000	02/01/2026	1,685,728
1,700,000	Carmel, IN Redevel. District COP	6.500	07/15/2035	1,715,895
1,365,000	Hammond, IN Local Public Improvement District[2]	5.000	02/01/2024	1,406,469
1,000,000	Hammond, IN Local Public Improvement District[2]	6.500	08/15/2030	1,009,710
1,000,000	Hammond, IN Local Public Improvement District[2]	6.750	08/15/2035	1,012,540
2,885,000	IN Finance Authority (Marian University)[2]	5.250	09/15/2025	2,861,862
4,250,000	IN Finance Authority (Marian University)[2]	6.375	09/15/2041	4,349,535
4,750,000	IN Finance Authority (Marian University)[2]	6.500	09/15/2030	4,987,643
325,000	IN Finance Authority Educational Facilities (Irvington Community)[2]	9.000	07/01/2039	375,031
5,000,000	Indianapolis, IN Local Public Improvement Bond Bank[2]	5.750	01/01/2038	5,287,450
1,000,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[2]	5.750	07/01/2030	1,025,140
3,985,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[2]	6.000	07/01/2040	4,050,035
2,025,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)[2]	7.000	02/01/2039	2,132,143
8,000,000	Mount Vernon, IN School Building Corp.[2]	5.000	01/15/2037	8,210,640
4,750,000	North Manchester, IN (Estelle Peabody Memorial Home)[4]	7.125	07/01/2022	2,131,800
2,225,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)	6.500	07/01/2022	2,218,904
				44,460,525
Iowa—0.6%
1,000,000	Dickinson County, IA Hsg. (Spirit Lake)	5.875	12/01/2036	924,790
750,000	IA Finance Authority (Amity Fellowserve)	6.500	10/01/2036	740,198
400,000	IA Finance Authority (Boys & Girls Home and Family Services)[4]	5.900	12/01/2028	193,800
2,035,000	IA Finance Authority (Mercy Medical Center)[2]	5.000	08/15/2028	2,109,074
1,500,000	IA Finance Authority (Mercy Medical Center)[2]	5.000	08/15/2029	1,543,380
435,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)	5.375	06/01/2025	348,348
9,500,000	IA Tobacco Settlement Authority[2]	5.500	06/01/2042	7,723,405
				13,582,995

38	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Kansas—0.1%
$ 990,000	Hays, KS Sales Tax	6.000%	01/01/2025	$957,429
422,000	Overland Park, KS Transportation Devel. District (Grass Creek)	4.850	09/01/2016	427,321
2,435,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)	4.900	04/01/2024	2,000,815
				3,385,565
Kentucky—0.0%
80,000	Owens County, KY Waterworks System (AWCC/KAWC Obligated Group)[2]	6.250	06/01/2039	84,420
15,000	Springfield, KY Educational Devel. (St. Catherine College)	5.750	10/01/2035	15,003
				99,423
Louisiana—2.5%
2,000,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)[2]	5.250	01/01/2028	2,035,980
1,000,000	LA Citizens Property Insurance Corp.[2]	5.000	06/01/2024	1,071,120
1,000,000	LA Citizens Property Insurance Corp.[2]	5.000	06/01/2024	1,082,710
8,280,000	LA HFA (La Chateau)[2]	6.875	09/01/2029	8,280,331
5,000,000	LA HFA (La Chateau)[2]	7.250	09/01/2039	5,047,100
2,000,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2018	1,512,420
35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2035	22,332
3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.500	09/01/2022	2,087,280
960,000	LA Local Government EF&CD Authority (Bellemont Apartments)[2]	6.000	09/01/2022	867,466
1,750,000	LA Local Government EF&CD Authority (Bellemont Apartments)[2]	6.000	09/01/2027	1,475,565
3,925,000	LA Local Government EF&CD Authority (Bellemont Apartments)[2]	6.000	09/01/2035	3,063,345
440,000	LA Local Government EF&CD Authority (Bellemont Apartments)[2]	7.500	09/01/2016	418,796
1,240,000	LA Local Government EF&CD Authority (Capital Projects and Equipment)	6.550	09/01/2025	1,323,241
19,275,000	LA Public Facilities Authority (OLOLRMC/OLOLMC Obligated Group)[2]	6.750	07/01/2039	21,184,960
1,000,000	LA Public Facilities Authority (Tulane Univeristy)[2]	5.000	10/01/2037	1,020,690
1,000,000	LA Stadium & Exposition District[2]	5.000	07/01/2028	1,042,860
2,000,000	LA Stadium & Exposition District[2]	5.000	07/01/2032	2,029,600
2,000,000	LA State University & Agricultural & Mechanical College[2]	5.000	07/01/2037	2,042,280

OPPENHEIMER AMT-FREE MUNICIPALS	39

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Louisiana Continued
$ 2,500,000	Lakeshore Villages, LA Master Community Devel. District[3]	5.250%		07/01/2017	$986,525
20,000	New Orleans, LA Exhibit Hall Special Tax (Ernest N. Morial)[2]	5.000		07/15/2025	20,207
					56,614,808
Maine—0.4%
2,000,000	ME H&HEFA (Maine General Medical Center)[2]	6.750		07/01/2036	2,232,640
5,000,000	ME H&HEFA (Maine General Medical Center)[2]	7.500		07/01/2032	5,983,950
					8,216,590
Maryland—0.3%
10,000	Baltimore, MD Wastewater[2]	5.125		07/01/2042	10,028
20,000	MD EDC Student Hsg. (Allegheny College Hsg.)	5.750		09/01/2020	20,001
40,000	MD EDC Student Hsg. (Allegheny College Hsg.)	6.000		09/01/2032	37,538
4,900,000	MD EDC Student Hsg. (Bowie State University)[2]	5.375		06/01/2033	4,319,742
1,000,000	MD EDC Student Hsg. (Morgan State University)[2]	5.000		07/01/2034	943,010
65,000	MD H&HEFA (Johns Hopkins Hospital)	5.375		07/01/2020	65,126
967,000	Prince Georges County, MD Special District (Victoria Falls)	5.250		07/01/2035	891,313
750,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[4]	5.250		01/01/2037	273,353
					6,560,111
Massachusetts—0.4%
260,000	MA Devel. Finance Agency (Evergreen Center)[2]	5.500		01/01/2035	242,502
750,000	MA Devel. Finance Agency (Lasell College)[2]	5.500		07/01/2026	768,570
25,000	MA Devel. Finance Agency (Lasell College)[2]	6.000		07/01/2031	25,914
461,488	MA Devel. Finance Agency (Linden Ponds)	0.605	[5]	11/15/2056	2,672
92,782	MA Devel. Finance Agency (Linden Ponds)	5.500		11/15/2046	66,597
14,103	MA Devel. Finance Agency (Linden Ponds)	6.250		11/15/2039	11,653
1,733,606	MA Devel. Finance Agency (Linden Ponds)	6.250		11/15/2046	1,396,194
6,770,000	MA Devel. Finance Agency (Merrimack College)[2]	5.250		07/01/2042	6,571,774
40,000	MA Devel. Finance Agency (Northern Berkshire Community)	6.250		08/15/2029	32,166
87,573	MA Devel. Finance Agency (Northern Berkshire Healthcare)	3.184	[5]	02/15/2043	8,427
122,291	MA Devel. Finance Agency (Northern Berkshire Healthcare)	6.000		02/15/2043	96,315
149,400	MA Devel. Finance Agency (Northern Berkshire Healthcare)	35.005	[5]	02/15/2043	1
50,000	MA Devel. Finance Agency (Orchard Cove)	5.250		10/01/2037	43,496

40	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Massachusetts Continued
$ 25,000	MA H&EFA (Beverly Hospital Corp.)[2]	5.250%		07/01/2023	$25,022
55,000	MA H&EFA (VC/TC/FRS/VCS Obligated Group)[2]	5.300		11/15/2028	54,085
					9,345,388
Michigan—3.3%
1,100,000	Detroit, MI City School District[2]	5.000		05/01/2028	1,128,930
680,000	Detroit, MI City School District[2]	5.000		05/01/2031	689,092
500,000	Detroit, MI City School District[2]	5.000		05/01/2033	504,195
680,000	Detroit, MI GO	5.250		04/01/2016	621,092
5,000	Detroit, MI Local Devel. Finance Authority[2]	5.500		05/01/2021	4,325
2,250,000	Detroit, MI Sewer Disposal System[2]	6.500		07/01/2024	2,284,515
13,435,000	Detroit, MI Sewer Disposal System[2]	7.500		07/01/2033	14,448,805
2,155,000	Detroit, MI Water and Sewerage Dept.[2]	5.000		07/01/2032	1,956,137
5,300,000	Detroit, MI Water Supply System[2]	5.000		07/01/2030	4,825,279
1,555,000	Detroit, MI Water Supply System[2]	5.000		07/01/2033	1,419,404
1,000,000	Detroit, MI Water Supply System[2]	5.000		07/01/2036	896,890
40,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[2]	5.375		07/01/2018	40,035
2,200,000	Grand Traverse Academy, MI Public School Academy[2]	4.625		11/01/2027	1,875,060
1,000,000	Grand Traverse Academy, MI Public School Academy[2]	4.750		11/01/2032	809,260
495,000	Grand Traverse Academy, MI Public School Academy[2]	5.000		11/01/2022	472,022
600,000	MI Finance Authority (Old Redford Public School Academy)[2]	5.900		12/01/2030	557,532
600,000	MI Finance Authority (Old Redford Public School Academy)[2]	6.500		12/01/2040	576,276
14,600,000	MI Hospital Finance Authority (Trinity Health)[1]	6.125		12/01/2023	17,131,056
15,000	MI Hsg. Devel. Authority (Walled Lake Villa)[2]	6.000		04/15/2018	15,028
340,000	MI John Tolfree Health System Corp.[2]	6.000		09/15/2023	328,236
1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)[2]	6.000		12/01/2035	1,050,738
10,183,105	MI Strategic Fund Limited Obligation (Wolverine Human Services)	5.850		08/31/2027	7,797,204
448,500	MI Strategic Fund Limited Obligation (Wolverine Human Services)	7.875		08/31/2028	429,995
1,323,000,000	MI Tobacco Settlement Finance Authority	9.838	[5]	06/01/2058	6,509,160
250,000	Monroe County, MI Hospital Finance Authority (Mercy Memorial Hospital Corp.)[2]	5.500		06/01/2035	255,398
400,000	Plymouth, MI Educational Center Charter School (Public School Academy)[2]	5.375		11/01/2030	327,128

OPPENHEIMER AMT-FREE MUNICIPALS	41

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
Michigan Continued
$ 1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)[2]	5.625%	11/01/2035	$1,066,440
500,000	Renaissance, MI Public School Academy[2]	6.000	05/01/2037	454,220
600,000	Star International Academy, MI (Public School Academy)[2]	5.000	03/01/2033	554,796
5,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)[2]	5.000	12/01/2037	4,835,700
55,000	Wayne County, MI Building Authority[2]	5.250	06/01/2016	55,215
				73,919,163
Minnesota—0.3%
885,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)	5.375	02/15/2032	721,868
1,260,000	Columbia Heights, MN Multifamily & Health Care Facilities (Crest View Corp.)	5.700	07/01/2042	943,866
1,790,000	Minneapolis, MN Multifamily Hsg. (Shingle Creek Senior Hsg.)[2]	5.550	10/20/2042	1,819,768
610,000	Minneapolis, MN Tax Increment (St. Anthony Falls)	5.750	02/01/2027	567,221
965,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)	5.000	02/15/2027	920,214
1,615,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.000	02/01/2031	1,417,631
110,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.375	08/01/2021	111,456
1,500,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)	5.625	02/01/2031	1,408,680
130,000	St. Paul, MN Port Authority (Great Northern)	6.000	03/01/2030	125,497
				8,036,201
Mississippi—0.1%
85,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[2]	5.750	07/01/2031	85,043
45,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[2]	6.200	07/01/2018	45,117
60,000	Lowndes County, MS Solid Waste Disposal & Pollution Control (Weyerhaeuser Company)[2]	6.800	04/01/2022	67,403
890,000	Meridian, MS Tax Increment (Meridian Crossroads)	8.750	12/01/2024	945,696
1,150,000	MS Hospital Equipment & Facilities Authority (Southwest Mississippi Regional Medical Center)[2]	5.750	04/01/2023	1,145,262
				2,288,521
Missouri—2.5%
200,000	Belton, MO Tax Increment (Belton Town Center)	5.625	03/01/2025	187,288

42	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Missouri Continued
$ 125,000	Bi-State Devel. Agency, MO of the Missouri-Illinois Metro District (Metrolink Cross County)[2]	5.000%	10/01/2032	$125,998
250,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2027	156,160
900,000	Branson, MO IDA (Branson Hills Redevel.)	5.750	05/01/2026	827,361
365,000	Branson, MO IDA (Branson Hills Redevel.)	7.050	05/01/2027	348,206
1,500,000	Branson, MO IDA (Branson Landing)	5.250	06/01/2021	1,431,270
7,550,000	Branson, MO IDA (Branson Shoppe Redevel.)	5.950	11/01/2029	6,759,817
675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)	5.875	12/01/2031	516,895
400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.500	04/01/2021	367,268
400,000	Chillicothe, MO Tax Increment (South U.S. 65)	5.625	04/01/2027	346,048
1,000,000	Franklin County, MO IDA (Phoenix Center II Community Improvement District)	5.000	11/01/2037	908,900
555,000	Hawk Ridge, MO Transportation Devel. District	4.650	02/01/2017	502,947
3,840,000	Hawk Ridge, MO Transportation Devel. District	5.000	02/01/2030	2,298,854
14,360,000	Hazelwood, MO Transportation Devel. District (370/ Missouri Bottom Road/Tausig Road)	7.200	05/01/2033	14,361,149
2,575,000	Independence, MO 39th Street Transportation	6.875	09/01/2032	2,557,233
650,000	Kansas City, MO Tax Increment (Briarcliff West)	5.150	06/01/2016	668,883
800,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)	6.500	06/01/2025	806,088
2,160,000	Kansas City, MO Tax Increment (Southtown)	6.000	03/01/2017	2,242,858
300,000	Lees Summit, MO IDA (Kensington Farms)	5.500	03/01/2021	296,511
250,000	Lees Summit, MO IDA (Kensington Farms)	5.750	03/01/2029	219,758
790,000	Liberty, MO Tax Increment (Liberty Triangle)	5.875	10/01/2029	734,250
2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)	5.750	11/01/2026	1,997,037
355,000	MO Grindstone Plaza Transportation Devel. District	5.500	10/01/2031	271,231
221,000	Northwoods, MO Transportation Devel. District	5.850	02/01/2031	181,872
1,080,000	Osage Beach, MO Tax Increment (Prewitts Point)	4.800	05/01/2016	1,068,412
1,500,000	Osage Beach, MO Tax Increment (Prewitts Point)	5.000	05/01/2023	1,382,010
350,000	Ozark Centre, MO Transportation Devel. District	5.375	09/01/2032	302,470
1,500,000	Raymore, MO Tax Increment	5.375	03/01/2020	910,515
2,750,000	Raymore, MO Tax Increment	5.625	03/01/2028	1,430,385
2,500,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax	5.625	11/01/2025	2,448,900
1,305,000	St. Louis, MO IDA (Southtown Redevel.)	5.125	05/01/2026	1,226,269
481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)	6.000	08/04/2025	230,183
846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000	08/21/2026	478,641

OPPENHEIMER AMT-FREE MUNICIPALS	43

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Missouri Continued
$ 1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)	5.500%		03/09/2027	$1,057,877
662,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500		05/29/2028	400,437
545,000	St. Louis, MO Tax Increment (Printers Lofts)[3]	6.000		08/21/2026	308,345
783,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	641,935
466,000	St. Louis, MO Tax Increment (Washington East Condominiums)	5.500		01/20/2028	281,716
1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)	6.690		04/21/2029	588,125
373,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	208,757
3,255,000	St. Louis, MO Tax Increment, Series A	6.600		01/21/2028	2,127,208
620,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.700		04/01/2022	306,664
320,000	Stone Canyon, MO Improvement District (Infrastructure)[4]	5.750		04/01/2027	158,278
770,000	Suemandy, MO Mid-Rivers Community Improvement District	7.500		10/01/2029	792,007
2,500,000	University Place, MO Transportation Devel. District	5.000		03/01/2032	2,174,075
					57,637,091
Montana—0.4%
11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)	0.000	[6]	09/01/2031	9,325,727
375,000	MT Facilities Finance Authority (St. John’s Lutheran)	6.000		05/15/2025	379,414
					9,705,141
Nebraska—0.5%
5,000,000	NE Central Plains Gas Energy	5.000		09/01/2032	4,920,550
2,915,000	NE Educational Facilities Authority (Midland Lutheran College)[2]	5.600		09/15/2029	2,403,942
1,150,000	NE Educational Finance Authority (Concordia University)	5.000		10/01/2037	1,054,861
2,200,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)	8.750		10/01/2020	2,317,722
					10,697,075
Nevada—2.3%
15,000,000	Clark County, NV Airport[1]	5.750		07/01/2042	16,323,450
325,000	Clark County, NV Improvement District	5.000		02/01/2026	264,391
260,000	Clark County, NV Improvement District	5.050		02/01/2031	191,165

44	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Nevada Continued
$ 20,000,000	Clark County, NV Water Reclamation District[1]	5.250%		07/01/2038	$21,855,200
5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)[4]	6.850	[5]	01/01/2019	508,458
5,000	Las Vegas, NV Special Improvement District (Sumerlin Village)	5.875		06/01/2021	5,057
75,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.200		08/01/2016	69,687
115,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.250		08/01/2017	104,183
240,000	Mesquite, NV Special Improvement District (Canyon Creek)	5.300		08/01/2018	211,958
570,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	5.850		08/01/2018	590,919
920,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.000		08/01/2023	911,159
485,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.000		08/01/2027	454,886
710,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)	6.150		08/01/2037	620,327
2,500,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[2]	6.400		06/01/2020	2,650,625
7,420,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[2]	6.700		06/01/2028	7,458,510
					52,219,975
New Hampshire—2.8%
305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.650	[5]	01/01/2029	87,187
3,220,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.700	[5]	01/01/2030	847,311
495,000	Manchester, NH Hsg. & Redevel. Authority, Series B	6.000	[5]	01/01/2023	230,779
1,000,000	Manchester, NH Hsg. & Redevel. Authority, Series B	6.750		01/01/2015	995,810
420,000	NH Business Finance Authority (Huggins Hospital)	6.875		10/01/2039	430,844
4,010,000	NH H&EFA (Franklin Pierce College)[2]	6.050		10/01/2034	3,641,361
1,230,000	NH H&EFA (LRG Healthcare)[2]	5.500		10/01/2034	1,284,735
21,780,000	NH H&EFA (LRG Healthcare)[1]	5.500		10/01/2034	22,749,210
20,860,000	NH H&EFA (LRG Healthcare)[1]	7.000		04/01/2038	23,675,474
1,980,000	NH H&EFA (Portsmouth Christian Academy)	5.750		07/01/2023	1,801,048
6,115,000	NH H&EFA (Portsmouth Christian Academy)	5.850		07/01/2033	5,079,669
1,500,000	NH H&EFA (Southern New Hampshire University)[2]	5.000		01/01/2027	1,534,065
40,000	NH H&EFA (St. Joseph Hospital/Youville House/Cove)[2]	5.500		07/01/2034	39,388

OPPENHEIMER AMT-FREE MUNICIPALS	45

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
New Hampshire Continued
$ 1,270,000	NH HE&HFA (Franklin Pierce College)[2]	5.300%	10/01/2028	$1,116,482
				63,513,363
New Jersey—0.6%
5,610,000	NJ Health Care Facilities Financing Authority (Deborah Heart & Lung Center)[2]	6.300	07/01/2023	5,260,217
3,640,000	NJ Tobacco Settlement Financing Corp.[2]	5.000	06/01/2029	3,082,388
5,000,000	NJ Transportation Trust Fund Authority[2]	5.250	06/15/2036	5,202,300
1,000,000	NJ Transportation Trust Fund Authority[2]	6.000	06/15/2035	1,101,930
				14,646,835
New Mexico—0.2%
1,495,000	Cabezon, NM Public Improvement District	6.300	09/01/2034	1,497,018
285,000	Montecito Estates, NM Public Improvement District	7.000	10/01/2037	277,841
1,925,000	NM Trails Public Improvement District	7.750	10/01/2038	1,926,309
				3,701,168
New York—4.5%
3,000,000	NY MTA, Series A2	5.000	11/15/2029	3,197,100
5,000,000	NY MTA, Series D2	5.000	11/15/2028	5,288,950
3,475,000	NY MTA, Series E2	5.000	11/15/2026	3,753,070
2,125,000	NY MTA, Series E2	5.000	11/15/2028	2,247,804
3,000,000	NY MTA, Series E2	5.000	11/15/2030	3,128,850
19,665,000	NYC GO1	5.375	04/01/2036	21,950,242
4,000,000	NYC Municipal Water Finance Authority[2]	5.000	06/15/2032	4,215,160
20,000,000	NYC Municipal Water Finance Authority[1]	5.000	06/15/2036	20,538,800
5,450,000	NYC Transitional Finance Authority[2]	5.000	02/01/2035	5,681,734
5,250,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2033	5,452,283
4,500,000	NYC Transitional Finance Authority (Building Aid)[2]	5.000	07/15/2033	4,691,205
9,735,000	NYS DA (St. Mary’s Hospital for Children)	7.875	11/15/2041	10,026,855
1,000,000	Suffolk County, NY Tobacco Asset Securitization Corp.[2]	5.000	06/01/2032	956,420
5,985,000	Suffolk, NY Tobacco Asset Securitization Corp.[2]	5.375	06/01/2028	5,564,853
5,255,000	Westchester County, NY Healthcare Corp., Series A2	5.000	11/01/2030	5,370,400
				102,063,726
North Carolina—0.0%
20,000	NC Medical Care Commission (AHACHC)[2]	5.800	10/01/2034	20,618

46	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Ohio—7.5%
$3,440,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[2]	5.750%		06/01/2031	$3,593,596
2,250,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[2]	6.000		06/01/2045	2,328,683
11,460,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.125		06/01/2024	9,561,766
2,555,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.375		06/01/2024	2,170,370
20,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.750		06/01/2034	15,847,143
20,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	5.875		06/01/2030	16,265,808
22,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	6.000		06/01/2042	17,324,134
10,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[2]	6.250		06/01/2037	8,014,700
970,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.251	[5]	06/01/2047	57,653,043
743,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[5]	06/01/2052	7,526,590
1,305,000	Butler County, OH Hospital Facilities (UC Health)[2]	5.750		11/01/2040	1,345,794
2,165,000	Centerville, OH Health Care (Bethany Lutheran Village)	6.000		11/01/2038	2,139,799
130,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[2]	7.000		06/01/2018	130,055
3,445,000	Cleveland-Cuyahoga County, OH Port Authority[2]	6.000		11/15/2035	3,698,621
10,000	Cuyahoga County, OH Hospital (Metro Health System)[2]	5.500		02/15/2027	10,004
295,000	Glenwillow Village, OH GO	5.875		12/01/2024	301,133
20,000	Greene County, OH Economic Devel. (YMCA)	6.000		12/01/2023	17,794
1,000,000	Greene County, OH University Hsg. (Central State University)	5.375		09/01/2022	954,830
1,000,000	Greene County, OH University Hsg. (Central State University)	5.500		09/01/2027	910,310
1,500,000	Greene County, OH University Hsg. (Central State University)	5.625		09/01/2032	1,321,785
355,000	Grove City, OH Tax Increment Financing	5.125		12/01/2016	375,910
2,500,000	Grove City, OH Tax Increment Financing	5.375		12/01/2031	2,372,700
920,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)	5.000		12/01/2022	923,441
4,265,000	OH Higher Education Facility Commission (Ashland University)[2]	6.250		09/01/2024	4,345,225
3,075,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[3]	6.300		02/15/2024	1,838,297

OPPENHEIMER AMT-FREE MUNICIPALS	47

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Ohio Continued
$ 5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[3]	6.400%		02/15/2034	$3,504,514
4,065,000	Portage County, OH Port Authority (Northeast Ohio Medical University)[2]	5.000		12/01/2037	3,920,571
510,000	Ross County, OH Hospital (Adena Health System)[2]	5.750		12/01/2028	548,021
645,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400		11/01/2036	335,348
					169,279,985
Oklahoma—0.6%
13,205,000	Grady County, OK Criminal Justice Authority[2]	7.000		11/01/2041	12,282,763
770,000	Langston, OK EDA (Langston University)[2]	5.250		05/01/2026	776,422
20,000	Texas County, OK Devel Authority Student Hsg. (OPSU-Goodwell)	5.450		11/01/2034	19,726
					13,078,911
Oregon—0.0%
340,000	OR Facilities Authority (Concordia University)[2]	6.125		09/01/2030	345,906
500,000	OR Facilities Authority (Concordia University)[2]	6.375		09/01/2040	514,395
					860,301
Pennsylvania—2.0%
8,000,000	Allegheny County, PA GO2	5.000		12/01/2033	8,088,720
500,000	Chester County, PA H&EFA (Chester County Hospital)[2]	6.750		07/01/2031	500,350
500,000	Luzerne County, PA IDA	7.500		12/15/2019	496,205
500,000	Luzerne County, PA IDA	7.750		12/15/2027	502,990
25,000	Northumberland County, PA IDA (NHS Youth Services)	5.500		02/15/2033	16,521
3,425,000	Northumberland County, PA IDA (NHS Youth Services)	7.750		02/15/2029	2,429,421
5,000,000	PA EDFA (Forum)[2]	5.000		03/01/2034	5,080,000
3,895,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[2]	5.875		11/15/2016	3,901,660
3,500,000	PA HEFA (MCP/HUHS/AUS Obligated Group)[2]	5.875		11/15/2021	3,505,985
2,000,000	PA HEFA (Shippensburg University)[2]	6.250		10/01/2043	2,108,940
3,000,000	PA Public School Building Authority (School District of Philadelphia)[2]	5.000		04/01/2030	3,003,990
5,000,000	PA Public School Building Authority (School District of Philadelphia)[2]	5.000		04/01/2031	4,959,100
3,255,000	PA Turnpike Commission[2]	0.000	[6]	12/01/2034	2,974,972
685,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)[2]	6.125		03/15/2043	599,745

48	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Pennsylvania Continued
$ 1,000,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)	7.250%		01/01/2021	$1,011,190
1,650,000	Philadelphia, PA H&HEFA (Temple University Health System)[2]	5.625		07/01/2036	1,497,260
500,000	Philadelphia, PA H&HEFA (Temple University Health System)[2]	5.625		07/01/2042	442,660
3,500,000	Philadelphia, PA School District[2]	6.000		09/01/2038	3,749,165
					44,868,874
Rhode Island—0.9%
4,960,000	Central Falls, RI Detention Facility	7.250		07/15/2035	3,885,218
50,000	Providence, RI HDC (Barbara Jordan Apartments)[2]	6.750		07/01/2025	50,101
13,600,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)[2]	7.000		05/15/2039	15,074,512
725,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)[2]	7.000		05/15/2039	786,241
160,000	RI Health & Educational Building Corp. (Johnson & Wales University)	6.100		04/01/2026	160,045
40,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[2]	6.500		04/01/2027	40,072
33,305,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[5]	06/01/2052	301,743
10,375,000	RI Tobacco Settlement Financing Corp. (TASC)	6.750	[5]	06/01/2052	79,265
1,100,000	Tiverton, RI Special Obligation Tax (Mount Hope Bay Village)	6.875		05/01/2022	1,104,015
					21,481,212
South Carolina—0.7%
500,000	Allendale County, SC School District Energy Savings Special Obligation	8.500		12/01/2018	518,035
1,860,000	Lancaster County, SC (Sun City Carolina Lakes)	5.450		12/01/2037	1,651,699
5,555,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200		11/01/2036	4,690,364
600,000	SC Connector 2000 Assoc. Toll Road, Series B	5.535	[5]	01/01/2020	23,958
6,565,000	SC Connector 2000 Assoc. Toll Road, Series B	5.781	[5]	01/01/2021	262,140
11,240,000	SC Connector 2000 Assoc. Toll Road, Series B	6.697	[5]	01/01/2026	448,813
550,000	SC Educational Facilities Authority (Southern Wesleyan University)[2]	5.750		03/01/2029	550,094
2,500,000	SC Jobs-EDA (Coastal Hsg. Foundation)[2]	6.250		04/01/2035	2,713,425
2,000,000	SC Jobs-EDA (Coastal Hsg. Foundation)[2]	6.500		04/01/2042	2,200,240
15,000	SC Jobs-EDA (Myrtle Beach Convention)[2]	5.250		04/01/2036	14,376
935,000	SC Jobs-EDA (Palmetto Health)[2]	5.375		08/01/2022	1,020,908
2,000,000	SC Jobs-EDA (Palmetto Health)[2]	5.500		08/01/2026	2,121,580
					16,215,632

OPPENHEIMER AMT-FREE MUNICIPALS	49

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon	Maturity	Value
South Dakota—0.0%
$ 500,000	SD Educational Enhancement Funding Corp. Tobacco Settlement[2]	5.000%	06/01/2027	$534,490
Tennessee—1.2%
115,000	Johnson City, TN H&EFB (Johnson City Medical Center)[2]	5.250	07/01/2028	115,169
3,500,000	Knox County, TN HE&HFB (Covenant Health)[2]	5.000	01/01/2025	3,748,150
2,730,000	Knox County, TN HE&HFB (Covenant Health)[2]	5.000	01/01/2026	2,888,531
1,000,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)[2]	5.000	11/01/2026	1,030,700
500,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)[2]	5.000	11/01/2027	510,580
1,000,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)[2]	5.000	11/01/2028	1,013,420
1,200,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)[2]	5.000	11/01/2030	1,197,156
10,665,000	TN Energy Acquisition Gas Corp.[2]	5.000	02/01/2027	10,793,407
4,910,000	TN Energy Acquisition Gas Corp.[2]	5.250	09/01/2026	5,258,168
				26,555,281
Texas—6.6%
2,855,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)	6.000	06/01/2021	2,140,793
6,625,000	Bexar County, TX HFC (American Opportunity Hsg.-Nob Hill Apartments)	6.000	06/01/2031	4,967,690
6,020,000	Bexar County, TX HFC (Doral Club & Sutton House Apt.)[2]	5.550	10/01/2036	6,028,849
395,000	Bexar County, TX HFC (Doral Club)[2]	8.750	10/01/2036	364,944
20,000	Brazos County, TX HFDC (Franciscan Services Corp.)[2]	5.375	01/01/2032	20,000
60,000	Collin County, TX HFC (Community College District Foundation)	5.250	06/01/2031	48,917
4,000,000	Dallas-Fort Worth, TX International Airport[2]	5.000	11/01/2038	4,014,400
700,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)	6.250	02/15/2036	622,104
7,550,000	Donna, TX GO	6.250	02/15/2037	6,515,197
5,066,000	Escondido, TX Public Improvement District (Horseshoe Bay)	7.250	10/01/2033	4,983,678
20,000	Harris County, TX HFDC (Texas Children’s Hospital)[2]	5.250	10/01/2029	20,082
45,000	Harris County-Houston, TX Sports Authority[2]	5.000	11/15/2025	44,351

50	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon	Maturity	Value
Texas Continued
$ 16,000,000	Houston, TX Airport System, Series A1	5.500%	07/01/2039	$17,422,080
300,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[2]	6.500	05/15/2031	331,287
250,000	Houston, TX Higher Education Finance Corp. (Ninos)[2]	6.000	08/15/2036	254,003
250,000	Houston, TX Higher Education Finance Corp. (Ninos)[2]	6.000	08/15/2041	253,138
2,900,000	Lufkin, TX Health Facilities Devel. Corp. (Memorial Health System of East Texas)[2]	6.250	02/15/2037	3,029,949
700,000	Maverick County, TX GO COP	8.750	03/01/2034	669,060
2,350,000	Maverick County, TX GO COP	8.750	03/01/2034	2,246,130
8,610,000	McLennan County, TX Public Facility Corp.[2]	6.625	06/01/2035	9,097,843
555,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[2]	5.875	04/01/2036	544,388
780,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)[2]	6.000	04/01/2045	760,508
700,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)[2]	6.000	08/15/2042	677,117
12,000,000	North Central TX HFDC (Children’s Medical Center)[1]	5.750	08/15/2039	12,850,680
25,000	Richardson, TX Hospital Authority (Richardson Medical Center)[2]	6.000	12/01/2034	25,321
3,695,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)	6.150	08/01/2022	240,027
16,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[1]	6.250	11/15/2029	18,189,280
1,400,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (WPM/GPM Obligated Group)[2]	5.250	09/20/2023	1,347,108
6,707,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)	7.750	10/01/2037	6,903,381
460,000	TX Affordable Hsg. Corp. (Worthing Oaks Apartments)[2]	6.600	07/20/2037	476,210
110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750	09/01/2027	75,831
485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000	09/01/2033	316,778
2,000,000	TX Municipal Gas Acquisition & Supply Corp.[2]	5.000	12/15/2028	1,956,200
29,500,000	TX Municipal Gas Acquisition & Supply Corp.[2]	6.250	12/15/2026	33,596,370
1,700,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)[2]	6.000	02/15/2030	1,771,706
660,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)	6.250	09/01/2036	620,888

OPPENHEIMER AMT-FREE MUNICIPALS	51

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Texas Continued
$ 1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Fontiers School)[2]	5.800%		08/15/2040	$1,099,333
18,750,000	TX Turnpike Authority (Central TX Turnpike System)	6.590	[5]	08/15/2037	4,438,875
100,000	Williamson County, TX2	5.125		02/15/2034	100,294
					149,064,790
U.S. Possessions—8.5%
500,000	Guam Government Department of Education COP (John F. Kennedy High School)[2]	6.625		12/01/2030	516,250
800,000	Guam Government Department of Education COP (John F. Kennedy High School)[2]	6.875		12/01/2040	832,656
10,315,000	Puerto Rico Aqueduct & Sewer Authority[2]	5.000		07/01/2033	8,382,072
1,885,000	Puerto Rico Aqueduct & Sewer Authority[2]	5.250		07/01/2029	1,675,633
5,400,000	Puerto Rico Aqueduct & Sewer Authority[2]	5.750		07/01/2037	4,666,032
1,925,000	Puerto Rico Aqueduct & Sewer Authority[2]	6.000		07/01/2047	1,672,094
11,250,000	Puerto Rico Children’s Trust Fund (TASC)[2]	5.500		05/15/2039	11,150,100
4,515,000	Puerto Rico Commonwealth GO2	5.000		07/01/2020	4,356,207
3,000,000	Puerto Rico Commonwealth GO2	5.250		07/01/2023	2,842,110
1,250,000	Puerto Rico Commonwealth GO2	5.375		07/01/2030	1,099,900
500,000	Puerto Rico Commonwealth GO2	5.500		07/01/2021	491,030
1,500,000	Puerto Rico Commonwealth GO2	5.500		07/01/2026	1,414,515
16,000,000	Puerto Rico Commonwealth GO2	5.500		07/01/2039	13,379,200
4,000,000	Puerto Rico Commonwealth GO2	5.625		07/01/2033	3,522,680
9,000,000	Puerto Rico Commonwealth GO2	5.750		07/01/2036	7,909,920
2,000,000	Puerto Rico Commonwealth GO2	6.000		07/01/2039	1,801,680
3,000,000	Puerto Rico Commonwealth GO2	6.000		07/01/2040	2,698,410
5,000,000	Puerto Rico Commonwealth GO2	6.500		07/01/2037	4,840,800
13,960,000	Puerto Rico Electric Power Authority, Series A2	5.000		07/01/2029	11,803,320
4,765,000	Puerto Rico Electric Power Authority, Series A2	5.000		07/01/2042	3,715,509
2,830,000	Puerto Rico Electric Power Authority, Series AAA[2]	5.250		07/01/2028	2,487,825
1,850,000	Puerto Rico Electric Power Authority, Series CCC[2]	5.000		07/01/2022	1,774,742
260,000	Puerto Rico Electric Power Authority, Series RR2	5.000		07/01/2024	242,242
4,000,000	Puerto Rico Electric Power Authority, Series SS2	5.000		07/01/2025	3,651,640
3,000,000	Puerto Rico Electric Power Authority, Series TT2	5.000		07/01/2026	2,681,880
5,000,000	Puerto Rico Electric Power Authority, Series TT2	5.000		07/01/2037	4,023,700
1,690,000	Puerto Rico Electric Power Authority, Series VV2	5.250		07/01/2025	1,624,073
3,050,000	Puerto Rico Electric Power Authority, Series WW2	5.500		07/01/2038	2,615,833
410,000	Puerto Rico Electric Power Authority, Series ZZ2	5.250		07/01/2022	400,443
40,000	Puerto Rico Highway & Transportation Authority[2]	5.000		07/01/2022	37,596

52	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value
U.S. Possessions Continued
$ 3,000,000	Puerto Rico Highway & Transportation Authority, Series L2	5.250%		07/01/2038	$2,530,380
3,500,000	Puerto Rico Highway & Transportation Authority, Series M2	5.000		07/01/2046	2,620,065
65,000	Puerto Rico Infrastructure[2]	5.000		07/01/2041	49,726
850,000	Puerto Rico Infrastructure[2]	5.500		07/01/2024	815,949
8,000,000	Puerto Rico Infrastructure	7.075	[5]	07/01/2030	2,378,640
8,695,000	Puerto Rico Infrastructure Financing Authority	6.070	[5]	07/01/2031	2,372,866
1,230,000	Puerto Rico ITEMECF (Polytechnic University)[2]	5.000		08/01/2032	1,070,272
3,300,000	Puerto Rico Public Buildings Authority[2]	5.000		07/01/2032	2,700,126
9,650,000	Puerto Rico Public Buildings Authority[2]	5.250		07/01/2042	7,606,420
4,940,000	Puerto Rico Public Buildings Authority[2]	5.375		07/01/2033	4,192,084
2,000,000	Puerto Rico Public Buildings Authority[2]	6.000		07/01/2041	1,767,080
7,550,000	Puerto Rico Public Buildings Authority[2]	6.250		07/01/2026	7,592,054
1,000,000	Puerto Rico Public Buildings Authority[2]	6.250		07/01/2031	958,410
5,615,000	Puerto Rico Public Finance Corp., Series B2	5.500		08/01/2031	4,876,796
11,250,000	Puerto Rico Sales Tax Financing Corp., Series A2	5.500		08/01/2037	10,690,088
115,950,000	Puerto Rico Sales Tax Financing Corp., Series A	6.012	[5]	08/01/2054	7,317,605
29,670,000	Puerto Rico Sales Tax Financing Corp., Series A	6.110	[5]	08/01/2044	3,886,770
7,000,000	Puerto Rico Sales Tax Financing Corp., Series A2	6.500		08/01/2044	7,167,160
50,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[5]	08/01/2034	13,159,500
					192,062,083
Utah—0.3%
500,000	Utah County, UT Charter School (Lakeview Academy)[2]	5.000		07/15/2032	455,960
2,330,000	Utah County, UT Charter School (Lakeview Academy)[2]	5.250		07/15/2043	2,109,139
2,315,000	Utah County, UT Charter School (Lakeview Academy)[2]	5.625		07/15/2037	2,274,580
285,000	Utah County, UT Charter School (Lincoln Academy)	5.875		06/15/2037	255,602
275,000	Utah County, UT Charter School (Renaissance Academy)	5.625		07/15/2037	241,744
1,330,000	West Valley City, UT Sewer (East Hollywood High School)	5.625		06/15/2037	1,054,703
					6,391,728
Vermont—0.1%
350,000	Burlington, VT GO2	5.000		11/01/2027	345,527
445,000	Burlington, VT GO2	5.000		11/01/2032	416,734

OPPENHEIMER AMT-FREE MUNICIPALS	53

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Vermont Continued
$ 561,097	VT Educational & Health Buildings Financing Agency (Marlboro College)	2.779%		04/01/2019	$534,075
					1,296,336
Virginia—1.0%
2,175,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.250		07/15/2025	1,854,296
825,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500		07/15/2035	648,508
625,000	Celebrate, VA North Community Devel. Authority Special Assessment	6.750		03/01/2034	402,931
470,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.125		03/01/2036	242,976
3,000,000	Farms New Kent, VA Community Devel. Authority Special Assessment[4]	5.450		03/01/2036	1,551,270
750,000	Farms New Kent, VA Community Devel. Authority Special Assessment[3]	5.800		03/01/2036	387,923
25,000	Greensville County, VA IDA (Georgia-Pacific Corp.)[2]	5.300		08/01/2014	25,627
345,000	Manassas Park, VA Economic Devel. Authority	6.000		07/15/2035	355,450
900,000	New Port, VA CDA	5.600		09/01/2036	554,625
3,375,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation	6.450		09/01/2037	3,491,066
685,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500		08/01/2028	703,755
2,690,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)	6.500		08/01/2038	2,721,258
675,000	Suffolk, VA IDA (Lake Prince Center)	5.300		09/01/2031	659,624
3,500,000	VA Celebrate South CDA Special Assessment[4]	6.250		03/01/2037	1,996,225
950,000	VA College Building Authority (Regent University)[2]	5.000		06/01/2026	959,177
2,000,000	VA College Building Authority (Regent University)[2]	5.000		06/01/2029	2,002,480
585,000	VA College Building Authority Educational Facilities (Regent University)[2]	5.000		06/01/2036	564,127
35,170,000	VA Tobacco Settlement Authority	5.670	[5]	06/01/2047	735,053
162,770,000	VA Tobacco Settlement Authority	5.770	[5]	06/01/2047	2,635,246
					22,491,617
Washington—3.3%
1,000,000	Bremerton, WA Hsg. Authority	5.300		06/01/2026	956,480
4,145,000	Bremerton, WA Hsg. Authority	5.500		06/01/2037	3,686,978
1,150,000	Grant County, WA Public Hospital District No. 3 (Columbia Basin Hospital)	5.250		12/01/2029	1,113,764

54	OPPENHEIMER AMT-FREE MUNICIPALS

Principal Amount		Coupon		Maturity	Value
Washington Continued
$ 500,000	Grant County, WA Public Hospital District No. 3 (Columbia Basin Hospital)	5.500%		12/01/2036	$476,915
75,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)	5.600		03/01/2028	68,302
25,000	Pierce County, WA Hsg. Authority	5.800		12/01/2023	24,262
2,410,000	Seattle, WA Hsg. Authority (Gamelin House & Genesee)	5.700		11/01/2035	2,293,211
3,000,000	Tacoma, WA Consolidated Local Improvements District No. 65	5.750		04/01/2043	2,628,600
4,000,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[2]	5.000		03/01/2025	4,091,080
33,785,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[1]	6.375		10/01/2036	38,565,979
15,000,000	WA Health Care Facilities Authority (Providence Health System-Washington)[1]	5.250		10/01/2033	15,752,100
10,000	WA HFC (Nickerson Area Properties)	5.250		01/01/2023	9,324
4,475,000	WA Tobacco Settlement Authority (TASC)[2]	6.500		06/01/2026	4,523,554
25,000	WA Tobacco Settlement Authority (TASC)[2]	6.625		06/01/2032	25,304
45,000	White Salmon, WA Water & Sewer	6.000		07/01/2015	45,129
					74,260,982
West Virginia—0.2%
960,000	Brooke County, WV (Bethany College)[2]	6.500		10/01/2031	1,030,282
1,885,000	Brooke County, WV (Bethany College)[2]	6.750		10/01/2037	2,033,896
500,000	Wheeling, WV Tax Increment (Stone Building Renovation)	5.200		06/01/2025	448,550
1,500,000	Wheeling, WV Tax Increment (Stone Building Renovation)	5.500		06/01/2033	1,238,235
					4,750,963
Wisconsin—1.6%
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[4]	7.000		01/01/2026	785,855
2,325,000	WI Center District, Series A2	5.000		12/15/2029	2,418,395
2,495,000	WI Center District, Series A2	5.000		12/15/2030	2,577,834
5,000,000	WI GO2	6.000		05/01/2036	5,696,850
1,230,000	WI H&EFA (Beloit College)[2]	6.125		06/01/2035	1,307,699
750,000	WI H&EFA (Beloit College)[2]	6.125		06/01/2039	792,758
2,305,000	WI H&EFA (Richland Hospital)	5.375		06/01/2028	2,255,281
1,260,000	WI H&EFA (SSM Health Care Corp.)[2]	5.250		06/01/2034	1,278,686
16,000,000	WI H&EFA (SSM Health Care Corp.)[1]	5.250		06/01/2034	16,237,280
200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.181	[5]	10/01/2042	69,920

OPPENHEIMER AMT-FREE MUNICIPALS	55

STATEMENT OF INVESTMENTS    Continued

Principal Amount		Coupon		Maturity	Value
Wisconsin Continued
$ 465,000	WI Public Finance Authority (Las Ventanas Retirement Community)	7.000%		10/01/2042	$412,647
200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.060	[5]	10/01/2042	2
650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[2]	7.125		07/01/2042	675,857
500,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[2]	5.750		07/15/2032	466,140
350,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)[2]	6.000		07/15/2042	317,608
					35,292,812
Total Municipal Bonds and Notes (Cost $2,882,335,855)					2,576,012,170
Corporate Bonds and Notes—0.0%
54,785	Delta Air Lines, Inc., Sr. Unsec. Nts.[8]	8.000		12/01/2015	55,178
62,437	Las Vegas Monorail Co., Sr. Sec. Nts.[8,9]	5.500		07/15/2019	—
18,270	Las Vegas Monorail Co., Sub. Nts.[8,9]	3.000		07/15/2055	—
Total Corporate Bonds and Notes (Cost $54,237)					55,178
Total Investments, at Value (Cost $2,882,390,092)—113.9%					2,576,067,348
Liabilities in Excess of Other Assets—(13.9)					(314,309,831)
Net Assets—100.0%					$2,261,757,517

Footnotes to Statement of Investments

1. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 1 of the accompanying Notes.

2. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 6 of the accompanying Notes.

3. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

5. Zero coupon bond reflects effective yield on the date of purchase.

6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

7. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

8. Received as a result of a corporate action.

9. Interest or dividend is paid-in-kind, when applicable.

To simplify the listings of securities, abbreviations are used per the table below:

AHACHC	ARC/HDS Alamance County Housing Corp.
AUS	Allegheny United Hospital
AWCC	American Water Capital Corp.
CDA	Communities Devel. Authority

COP	Certificates of Participation
DA	Dormitory Authority
DRIVERS	Derivative Inverse Tax Exempt
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.

56	OPPENHEIMER AMT-FREE MUNICIPALS

Footnotes to Statement of Investments Continued

EDFA	Economic Devel. Finance Authority
EF&CD	Environmental Facilities and Community Devel.
EMH	Elmhurst Memorial Hospital
EMHH	Elmhurst Memorial Home Health
EMHS	Elmhurst Memorial Health System
EPBH	Emma Pendelton Bradley Hospital
FRS	Family Rehabilitation Services (Hancock Manor)
GO	General Obligation
GPM	Greenbriar Prime Management
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HE&HFB	Health Educational and Housing Facility Board
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
HFDC	Health Facilities Devel. Corp.
HUHS	Hahnemann University Hospital System
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities

KAWC	Kentucky American Water Company
LIFERS	Long Inverse Floating Exempt Receipts
MCP	Medical College Of Pennsylvania
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NYC	New York City
NYS	New York State
OLOLMC	Our Lady of Lake Medical Center
OLOLRMC	Our Lady of Lourdes Regional Medical Center
OPSU	Oklahoma Panhandle State University
RIBS	Residual Interest Bonds
RIH	Rhode Island Hospital
ROLs	Residual Option Longs
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
TASC	Tobacco Settlement Asset-Backed Bonds
TC	Travis Corp. (People Care)
TMH	The Miriam Hospital
UC	United Care
VC	VinFen Corp.
VCS	VinFen Clinical Services
WPM	Westchester Prime Management
YMCA	Young Men’s Christian Assoc.

See accompanying Notes to Financial Statements.

OPPENHEIMER AMT-FREE MUNICIPALS	57

STATEMENT OF ASSETS AND LIABILITIES    July 31, 2013

Assets
Investments, at value (cost $2,882,390,092)—see accompanying statement of investments	$2,576,067,348
Cash	2,851,985
Receivables and other assets:
Interest	33,137,511
Investments sold (including $19,463,042 sold on a when-issued or delayed delivery basis)	25,175,240
Shares of beneficial interest sold	4,647,163
Other	689,602
Total assets	2,642,568,849
Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)	295,965,000
Payable on borrowings (See Note 6)	63,000,000
Investments purchased (including $9,554,017 purchased on a when-issued or delayed delivery basis)	10,642,372
Shares of beneficial interest redeemed	7,070,309
Dividends	2,429,769
Distribution and service plan fees	452,638
Trustees’ compensation	331,872
Shareholder communications	143,895
Transfer and shareholder servicing agent fees	93,044
Interest expense on borrowings	12,776
Other	669,657
Total liabilities	380,811,332
Net Assets	$2,261,757,517
Composition of Net Assets
Par value of shares of beneficial interest	$340,881
Additional paid-in capital	3,005,609,497
Accumulated net investment income	26,422,715
Accumulated net realized loss on investments	(464,292,832)
Net unrealized depreciation on investments	(306,322,744)
Net Assets	$2,261,757,517

58	OPPENHEIMER AMT-FREE MUNICIPALS

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,586,019,382 and 238,671,647 shares of beneficial interest outstanding)	$6.65
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.98
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,592,620 and 4,024,878 shares of beneficial interest outstanding)	$6.61
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $450,495,557 and 68,213,644 shares of beneficial interest outstanding)	$6.60
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $198,649,958 and 29,970,947 shares of beneficial interest outstanding)	$6.63

See accompanying Notes to Financial Statements.

OPPENHEIMER AMT-FREE MUNICIPALS	59

STATEMENT OF OPERATIONS    For the Year Ended July 31, 2013

Investment Income
Interest	$177,962,554
Other income	2,440
Total investment income	177,964,994
Expenses
Management fees	11,043,320
Distribution and service plan fees:
Class A	4,597,830
Class B	334,757
Class C	5,397,653
Transfer and shareholder servicing agent fees:
Class A	698,160
Class B	32,162
Class C	256,830
Class Y	125,769
Shareholder communications:
Class A	166,748
Class B	6,737
Class C	62,032
Class Y	27,052
Interest expense and fees on short-term floating rate notes issued (See Note 1)	2,738,716
Borrowing fees	2,136,681
Interest expense on borrowings	89,731
Trustees’ compensation	73,864
Custodian fees and expenses	27,154
Other	1,380,101
Total expenses	29,195,297
Less waivers and reimbursements of expenses	(114,355)
Net expenses	29,080,942
Net Investment Income	148,884,052
Realized and Unrealized Gain (Loss)
Net realized gain on investments	17,903,412
Net change in unrealized appreciation/depreciation on investments	(218,780,484)
Net Decrease in Net Assets Resulting from Operations	$(51,993,020)

See accompanying Notes to Financial Statements.

60	OPPENHEIMER AMT-FREE MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations
Net investment income	$148,884,052	$146,298,017
Net realized gain (loss)	17,903,412	(16,145,021)
Net change in unrealized appreciation/depreciation	(218,780,484)	334,846,246
Net increase (decrease) in net assets resulting from operations	(51,993,020)	464,999,242
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(103,703,283)	(102,950,782)
Class B	(1,547,605)	(1,830,674)
Class C	(25,222,275)	(24,511,527)
Class Y	(15,685,209)	(10,068,139)
	(146,158,372)	(139,361,122)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(163,776,102)	37,678,280
Class B	(7,622,889)	(3,160,287)
Class C	(38,198,011)	45,461,167
Class Y	(72,270,339)	210,411,783
	(281,867,341)	290,390,943
Net Assets
Total increase (decrease)	(480,018,733)	616,029,063
Beginning of period	2,741,776,250	2,125,747,187
End of period (including accumulated net investment income of $26,422,715 and $25,333,433, respectively)	$2,261,757,517	$2,741,776,250

See accompanying Notes to Financial Statements.

OPPENHEIMER AMT-FREE MUNICIPALS	61

STATEMENT OF CASH FLOWS    For the Year Ended July 31, 2013

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(51,993,020)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(386,506,611)
Proceeds from disposition of investment securities	648,497,559
Short-term investment securities, net	(10,796,055)
Premium amortization	7,452,112
Discount accretion	(27,614,338)
Net realized gain on investments	(17,903,412)
Net change in unrealized appreciation/depreciation on investments	218,780,484
Change in assets:
Decrease in interest receivable	2,517,080
Increase in other assets	(45,824)
Increase in receivable for securities sold	(24,244,468)
Change in liabilities:
Increase in other liabilities	576,972
Decrease in payable for securities purchased	(10,574,731)
Net cash provided by operating activities	348,145,748
Cash Flows from Financing Activities
Proceeds from bank borrowings	742,000,000
Payments on bank borrowings	(679,000,000)
Payments on short-term floating rate notes issued	(35,175,000)
Proceeds from shares sold	820,755,142
Payments on shares redeemed	(1,201,965,771)
Cash distributions paid	(37,684,360)
Net cash used in financing activities	(391,069,989)
Net decrease in cash	(42,924,241)
Cash, beginning balance	45,776,226
Cash, ending balance	$2,851,985
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $108,543,857.
Cash paid for interest on bank borrowings—$82,020.
Cash paid for interest on short-term floating rate notes issued—$2,738,716.

See accompanying Notes to Financial Statements.

62	OPPENHEIMER AMT-FREE MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$7.19	$6.27	$6.39	$5.51	$7.90
Income (loss) from investment operations:
Net investment income[2]	.40	.43	.46	.45	.50
Net realized and unrealized gain (loss)	(.55)	.90	(.17)	.89	(2.37)
Total from investment operations	(.15)	1.33	.29	1.34	(1.87)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.39)	(.41)	(.41)	(.46)	(.52)
Net asset value, end of period	$6.65	$7.19	$6.27	$6.39	$5.51
Total Return, at Net Asset Value[3]	(2.32)%	21.90%	4.97%	24.64%	(23.57)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,586,019	$1,888,870	$1,619,244	$2,081,580	$1,447,860
Average net assets (in thousands)	$1,914,142	$1,677,433	$1,779,808	$1,953,017	$1,234,468
Ratios to average net assets:[4]
Net investment income	5.52%	6.45%	7.39%	7.12%	8.67%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.74%	0.77%	0.74%	0.71%	0.76%
Interest and fees from borrowings	0.08%	0.10%	0.13%	0.23%	0.92%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.17%	0.21%	0.22%	0.65%
Total expenses	0.92%	1.04%	1.08%	1.16%	2.33%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	1.04%	1.08%	1.16%	2.33%
Portfolio turnover rate	13%	21%	30%	21%	23%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER AMT-FREE MUNICIPALS	63

FINANCIAL HIGHLIGHTS    Continued

Class B	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$7.15	$6.24	$6.36	$5.48	$7.87
Income (loss) from investment operations:
Net investment income[2]	.34	.37	.40	.39	.45
Net realized and unrealized gain (loss)	(.55)	.89	(.16)	.90	(2.38)
Total from investment operations	(.21)	1.26	.24	1.29	(1.93)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.33)	(.35)	(.36)	(.41)	(.46)
Net asset value, end of period	$6.61	$7.15	$6.24	$6.36	$5.48
Total Return, at Net Asset Value[3]	(3.15)%	20.84%	4.11%	23.72%	(24.35)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,593	$36,439	$34,889	$41,234	$28,789
Average net assets (in thousands)	$33,430	$34,260	$37,308	$37,974	$26,189
Ratios to average net assets:[4]
Net investment income	4.69%	5.62%	6.54%	6.26%	7.78%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.57%	1.61%	1.60%	1.56%	1.64%
Interest and fees from borrowings	0.08%	0.10%	0.13%	0.23%	0.92%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.17%	0.21%	0.22%	0.65%
Total expenses	1.75%	1.88%	1.94%	2.01%	3.21%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.75%	1.88%	1.94%	2.01%	3.21%
Portfolio turnover rate	13%	21%	30%	21%	23%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

64	OPPENHEIMER AMT-FREE MUNICIPALS

Class C	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]	Year Ended July 31, 2009
Per Share Operating Data
Net asset value, beginning of period	$7.15	$6.24	$6.36	$5.48	$7.87
Income (loss) from investment operations:
Net investment income[2]	.34	.38	.40	.40	.45
Net realized and unrealized gain (loss)	(.55)	.89	(.15)	.89	(2.37)
Total from investment operations	(.21)	1.27	.25	1.29	(1.92)
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.34)	(.36)	(.37)	(.41)	(.47)
Net asset value, end of period	$6.60	$7.15	$6.24	$6.36	$5.48
Total Return, at Net Asset Value[3]	(3.24)%	20.91%	4.18%	23.82%	(24.27)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$450,498	$527,392	$418,638	$518,594	$310,593
Average net assets (in thousands)	$539,108	$454,431	$455,782	$465,652	$252,892
Ratios to average net assets:[4]
Net investment income	4.75%	5.66%	6.60%	6.32%	7.89%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.51%	1.55%	1.53%	1.48%	1.55%
Interest and fees from borrowings	0.08%	0.10%	0.13%	0.23%	0.92%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.17%	0.21%	0.22%	0.65%
Total expenses	1.69%	1.82%	1.87%	1.93%	3.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.69%	1.82%	1.87%	1.93%	3.12%
Portfolio turnover rate	13%	21%	30%	21%	23%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

OPPENHEIMER AMT-FREE MUNICIPALS	65

FINANCIAL HIGHLIGHTS    Continued

Class Y	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1]

Per Share Operating Data
Net asset value, beginning of period	$7.17	$6.26	$6.19
Income (loss) from investment operations:
Net investment income[2]	.42	.44	.30
Net realized and unrealized gain (loss)	(.55)	.89	.05
Total from investment operations	(.13)	1.33	.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.41)	(.42)	(.28)
Net asset value, end of period	$6.63	$7.17	$6.26
Total Return, at Net Asset Value[3]	(2.11)%	22.06%	6.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$198,648	$289,075	$52,976
Average net assets (in thousands)	$278,098	$159,256	$22,067
Ratios to average net assets:[4]
Net investment income	5.75%	6.55%	7.47%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.51%	0.52%	0.54%
Interest and fees from borrowings	0.08%	0.10%	0.10%
Interest and fees on short-term floating rate notes issued[5]	0.10%	0.17%	0.21%
Total expenses	0.69%	0.79%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%	0.79%	0.85%
Portfolio turnover rate	13%	21%	30%

1. For the period from November 29, 2010 (inception of offering) to July 29, 2011, which represents the last business day of the Fund’s reporting period.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

66	OPPENHEIMER AMT-FREE MUNICIPALS

NOTES TO FINANCIAL STATEMENTS    July 31, 2013

1. Significant Accounting Policies

Oppenheimer AMT-Free Municipals (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund’s investment objective is to seek as high a level of current interest income exempt from federal income taxes as is available from investing in municipal securities, while attempting to preserve capital. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”), through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a broker dealer (the “sponsor”). The sponsor creates a trust (the “Trust”) into which it deposits the underlying municipal bond. The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying

OPPENHEIMER AMT-FREE MUNICIPALS	67

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust (typically an affiliate of the sponsor) must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund may have the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Similarly, the Fund may have the right to directly purchase the underlying municipal bond from the Trust by paying to the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. Through the exercise of either of these rights, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange

68	OPPENHEIMER AMT-FREE MUNICIPALS

with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term

OPPENHEIMER AMT-FREE MUNICIPALS	69

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Sub-Adviser monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of July 31, 2013, the Fund’s maximum exposure under such agreements is estimated at $168,195,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a sponsor for deposit into a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At July 31, 2013, municipal bond holdings with a value of $484,836,980 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $295,965,000 in short-term floating rate securities issued and outstanding at that date.

70	OPPENHEIMER AMT-FREE MUNICIPALS

At July 31, 2013, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$10,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements) RIBS	10.260%	4/1/41	$11,012,200
5,000,000	CA Health Facilities Financing Authority ROLs[3]	17.968	7/1/39	7,044,000
7,500,000	CA Public Works	9.410	12/1/31	8,411,400
3,000,000	Chicago, IL Park District (Harbor Facilities) DRIVERS[3]	8.347	1/1/37	3,250,140
5,000,000	Chicago, IL Park District (Harbor Facilities) DRIVERS[3]	8.347	1/1/40	5,372,300
3,750,000	Clark County, NV Airport ROLs[3]	17.518	7/1/42	5,073,450
5,000,000	Clark County, NV Water Reclamation District DRIVERS	15.967	7/1/38	6,855,200
10,000,000	East Bay, CA Municipal Utility District (Water System) ROLs[3]	8.111	6/1/36	11,217,600
3,480,000	FL COP (Dept. of Management Services) DRIVERS	12.142	8/1/28	4,342,240
4,000,000	Greater Orlando, FL Aviation Authority ROLs[3]	15.271	10/1/32	4,504,320
4,000,000	Houston, TX Airport System ROLs[3]	17.099	7/1/39	5,422,080
5,000,000	IL Finance Authority (Northwestern Memorial Hospital) DRIVERS	18.565	8/15/39	7,425,000
1,665,000	IL Finance Authority ROLs	15.791	5/15/29	1,835,879
3,335,000	IL Finance Authority ROLs[3]	11.820	12/1/30	3,650,591
3,650,000	MI Hospital Finance Authority ROLs[3]	19.242	12/1/23	6,181,056
10,890,000	NH H&EFA (LRG Healthcare) DRIVERS	8.690	10/1/34	11,859,210
5,215,000	NH H&EFA ROLs[3]	22.133	4/1/38	8,030,474
3,000,000	North Central Texas HFDC (Children’s Medical Center) DRIVERS	17.699	8/15/39	3,850,680
4,920,000	NYC GO DRIVERS	16.388	4/1/36	7,205,242
10,000,000	NYC Municipal Water Finance Authority ROLs[3]	8.111	6/15/36	10,538,800
2,500,000	Orange County, FL School Board ROLs[3]	16.949	8/1/34	3,117,900
3,100,000	Pima County, AZ IDA (Metro Police Facility) DRIVERS	15.980	7/1/39	3,389,168
3,335,000	San Francisco, CA City & County COP ROLs[3]	11.820	10/1/33	3,687,376
4,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	19.256	11/15/29	6,189,280
2,625,000	University of California (Regents Medical Center) DRIVERS	15.101	5/15/37	2,693,355
3,000,000	University of Illinois (Auxiliary Facilities Systems) DRIVERS	17.699	4/1/38	4,177,680
7,500,000	WA Austin Trust Various States Inverse Certificates	8.388	10/1/33	8,252,100
11,265,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[3]	15.061	10/1/36	16,045,979
8,000,000	WI H&EFA (SSM Health Care Corp.) LIFERS[3]	9.880	6/1/34	8,237,280

				$188,871,980

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to

OPPENHEIMER AMT-FREE MUNICIPALS	71

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $295,965,000 or 11.20% of its total assets as of July 31, 2013.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of July 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$9,554,017
Sold securities	19,463,042

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of

72	OPPENHEIMER AMT-FREE MUNICIPALS

securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of July 31, 2013 is as follows:

Cost	$121,776,318
Market Value	$53,911,606
Market Value as a % of Net Assets	2.38%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of July 31, 2013, securities with an aggregate market value of $185,335, representing 0.01% of the Fund’s net assets, were subject to these forbearance agreements. Interest payments of $55,895 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3]	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$57,537,745	$—	$460,289,308	$310,893,225

1. As of July 31, 2013, the Fund had $460,289,308 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

OPPENHEIMER AMT-FREE MUNICIPALS	73

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Expiring
2016	$38,527,923
2017	105,610,446
2018	177,767,456
2019	12,340,869
No expiration	126,042,614

Total	$460,289,308

2. During the fiscal year ended July 31, 2013, the Fund utilized $12,137,570 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended July 31, 2012, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for July 31, 2013. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments
$873,384	$1,636,398	$2,509,782

The tax character of distributions paid during the years ended July 31, 2013 and July 31, 2012 was as follows:

	Year Ended July 31, 2013	Year Ended July 31, 2012
Distributions paid from:
Exempt-interest dividends	$143,385,602	$137,785,143
Ordinary income	2,772,770	1,575,979

Total	$146,158,372	$139,361,122

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,599,276,699[1]

Gross unrealized appreciation	$107,289,602
Gross unrealized depreciation	(418,182,827)

Net unrealized depreciation	$(310,893,225)

1. The Federal tax cost of securities does not include cost of $287,683,874, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note above.

74	OPPENHEIMER AMT-FREE MUNICIPALS

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended July 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$25,235
Payments Made to Retired Trustees	21,347
Accumulated Liability as of July 31, 2013	160,793

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund

OPPENHEIMER AMT-FREE MUNICIPALS	75

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last

76	OPPENHEIMER AMT-FREE MUNICIPALS

sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the

OPPENHEIMER AMT-FREE MUNICIPALS	77

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

78	OPPENHEIMER AMT-FREE MUNICIPALS

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of July 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$39,995,950	$—	$39,995,950
Alaska	—	619,978	—	619,978
Arizona	—	84,488,000	—	84,488,000
Arkansas	—	304,254	1,275,161	1,579,415
California	—	425,156,234	—	425,156,234
Colorado	—	48,718,651	482,980	49,201,631
Connecticut	—	5,887,877	—	5,887,877
Delaware	—	5,978,654	—	5,978,654
District of Columbia	—	20,861,890	—	20,861,890
Florida	—	295,531,385	1,702,622	297,234,007
Georgia	—	33,133,115	—	33,133,115
Idaho	—	1,074,750	—	1,074,750
Illinois	—	291,600,390	—	291,600,390
Indiana	—	42,328,725	2,131,800	44,460,525
Iowa	—	13,582,995	—	13,582,995
Kansas	—	3,385,565	—	3,385,565
Kentucky	—	99,423	—	99,423
Louisiana	—	56,614,808	—	56,614,808
Maine	—	8,216,590	—	8,216,590
Maryland	—	6,560,111	—	6,560,111
Massachusetts	—	9,345,388	—	9,345,388
Michigan	—	73,919,163	—	73,919,163
Minnesota	—	8,036,201	—	8,036,201
Mississippi	—	2,288,521	—	2,288,521
Missouri	—	57,637,091	—	57,637,091
Montana	—	9,705,141	—	9,705,141
Nebraska	—	10,697,075	—	10,697,075
Nevada	—	52,219,975	—	52,219,975
New Hampshire	—	63,513,363	—	63,513,363
New Jersey	—	14,646,835	—	14,646,835
New Mexico	—	3,701,168	—	3,701,168
New York	—	102,063,726	—	102,063,726
North Carolina	—	20,618	—	20,618
Ohio	—	169,279,985	—	169,279,985
Oklahoma	—	13,078,911	—	13,078,911
Oregon	—	860,301	—	860,301
Pennsylvania	—	44,868,874	—	44,868,874
Rhode Island	—	21,481,212	—	21,481,212
South Carolina	—	11,525,268	4,690,364	16,215,632
South Dakota	—	534,490	—	534,490
Tennessee	—	26,555,281	—	26,555,281
Texas	—	149,064,790	—	149,064,790
U.S. Possessions	—	192,062,083	—	192,062,083
Utah	—	6,391,728	—	6,391,728
Vermont	—	1,296,336	—	1,296,336

OPPENHEIMER AMT-FREE MUNICIPALS	79

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Virginia	$—	$22,491,617	$—	$22,491,617
Washington	—	74,260,982	—	74,260,982
West Virginia	—	4,750,963	—	4,750,963
Wisconsin	—	35,292,812	—	35,292,812
Corporate Bonds and Notes	—	55,178	—	55,178

Total Assets	$—	$2,565,784,421	$10,282,927	$2,576,067,348

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Arkansas	$—	$(1,408,442)	$1,408,442	$—
Colorado	—	(483,300)	483,300	—
Florida	6,131,923	(1,791,014)	1,791,014	(6,131,923)
Indiana	—	(1,614,478)	1,614,478	—
South Carolina	—	(5,241,280)	5,241,280	—

Total Assets	$6,131,923	$(10,538,514)	$10,538,514	$(6,131,923)

*   Transferred from Level 3 to Level 2 due to the availability of market data for this security.

** Transferred from Level 2 to Level 3 because of the lack of observable market data.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	67,539,643	$490,421,994	64,313,749	$430,143,834
Dividends and/or distributions reinvested	11,041,559	79,439,013	11,324,032	75,534,636
Redeemed	(102,490,481)	(733,637,109)	(71,278,994)	(468,000,190)

Net increase (decrease)	(23,909,279)	$(163,776,102)	4,358,787	$37,678,280

80	OPPENHEIMER AMT-FREE MUNICIPALS

	Year Ended July 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class B
Sold	210,107	$1,520,719	941,759	$6,288,136
Dividends and/or distributions reinvested	173,861	1,244,276	212,913	1,408,992
Redeemed	(1,452,174)	(10,387,884)	(1,653,975)	(10,857,415)

Net decrease	(1,068,206)	$(7,622,889)	(499,303)	$(3,160,287)

Class C
Sold	17,026,251	$122,036,482	15,691,010	$105,056,278
Dividends and/or distributions reinvested	2,489,160	17,798,699	2,499,081	16,571,159
Redeemed	(25,043,403)	(178,033,192)	(11,574,135)	(76,166,270)

Net increase (decrease)	(5,527,992)	$(38,198,011)	6,615,956	$45,461,167

Class Y
Sold	27,882,789	$202,484,452	47,594,903	$316,382,687
Dividends and/or distributions reinvested	1,399,078	10,061,869	734,419	4,940,745
Redeemed	(39,602,756)	(284,816,660)	(16,503,594)	(110,911,649)

Net increase (decrease)	(10,320,889)	$(72,270,339)	31,825,728	$210,411,783

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2013, were as follows:

	Purchases	Sales
Investment securities	$386,506,611	$648,497,559

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

OPPENHEIMER AMT-FREE MUNICIPALS	81

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses

82	OPPENHEIMER AMT-FREE MUNICIPALS

under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2013 were as follows:

Class B	$1,895,041
Class C	8,833,838

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
July 31, 2013	$603,851	$127,325	$76,408	$79,554

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to reimburse the Fund for a portion of the legal costs and fees incurred in connection with the pending litigation matters discussed in the “Pending Litigation” note which appears later in this report. During the year ended July 31, 2013, the Manager reimbursed the Fund $114,355 for legal costs and fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Borrowings

The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts

OPPENHEIMER AMT-FREE MUNICIPALS	83

NOTES TO FINANCIAL STATEMENTS    Continued

6. Borrowings Continued

that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 1 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.0 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1721% as of July 31, 2013). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended July 31, 2013 equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of July 31, 2013, the Fund had borrowings outstanding at an interest rate of 0.1721%. Details of the borrowings for the year ended July 31, 2013 are as follows:

Average Daily Loan Balance	$47,668,493
Average Daily Interest Rate	0.1930%
Fees Paid	$1,660,844
Interest Paid	$82,020

7. Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash

84	OPPENHEIMER AMT-FREE MUNICIPALS

received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended July 31, 2013 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the year ended July 31, 2013.

Details of reverse repurchase agreement transactions for the year ended July 31, 2013 are as follows:

Fees Paid	$411,831

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and

OPPENHEIMER AMT-FREE MUNICIPALS	85

NOTES TO FINANCIAL STATEMENTS    Continued

8. Pending Litigation Continued

certain funds—including the Fund—advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties—including the Fund—in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to

86	OPPENHEIMER AMT-FREE MUNICIPALS

replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER AMT-FREE MUNICIPALS	87

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer AMT-Free Municipals:

We have audited the accompanying statement of assets and liabilities of Oppenheimer AMT-Free Municipals, including the statement of investments, as of July 31, 2013, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer AMT-Free Municipals as of July 31, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

September 18, 2013

88	OPPENHEIMER AMT-FREE MUNICIPALS

FEDERAL INCOME TAX INFORMATION    Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

None of the dividends paid by the Fund during the fiscal year ended July 31, 2013 are eligible for the corporate dividend-received deduction. 98.10% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

OPPENHEIMER AMT-FREE MUNICIPALS	89

SPECIAL SHAREHOLDER MEETINGS    Unaudited

On June 21, 2013, a first shareholder meeting of Oppenheimer AMT-Free Municipals (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1) as described in the Fund’s proxy statement dated April 12, 3012 (the “Proxy Statement”). The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees
Brian F. Wruble	339,312,917	5,050,849
David K. Downes	338,888,945	5,474,822
Matthew P. Fink	339,073,750	5,290,017
Edmund Giambastiani, Jr.	339,321,555	5,042,211
Phillip A. Griffiths	338,989,989	5,373,778
Mary F. Miller	339,221,276	5,142,490
Joel W. Motley	339,506,429	4,857,338
Joanne Pace	339,496,321	4,867,445
Mary Ann Tynan	339,348,537	5,015,229
Joseph M. Wikler	339,036,690	5,327,077
Peter I. Wold	339,859,663	4,504,103
William F. Glavin, Jr.	339,808,542	4,555,225

On August 2, 2013, following an adjournment from a second shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposals below (Proposal No. 2 (including all of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

Proposal 2: To approve changes in, or the removal of, certain fundamental investment policies/investment objectives.

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
154,049,898	6,853,152	32,012,735

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
154,347,031	6,538,276	32,030,473

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
153,631,023	7,021,597	32,263,163

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
153,980,990	6,781,912	32,152,879

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
153,861,967	6,939,038	32,114,776

90	OPPENHEIMER AMT-FREE MUNICIPALS

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
154,560,405	6,261,651	32,093,726

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
154,176,140	6,454,451	32,285,190

2h: Proposal to revise the fundamental policy relating to tax-free securities

For	Against	Abstain
152,864,441	7,933,277	32,118,063

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
143,113,529	16,697,577	33,104,674

2s: Proposal to approve a change in the Fund’s investment objective

For	Against	Abstain
152,671,204	7,820,822	32,423,754

Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
155,836,682	4,958,499	32,120,600

OPPENHEIMER AMT-FREE MUNICIPALS	91

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

92	OPPENHEIMER AMT-FREE MUNICIPALS

TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OPPENHEIMER AMT-FREE MUNICIPALS	93

TRUSTEES AND OFFICERS    Unaudited / Continued

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 1999) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Advisory Board Director of The Agile Trading Group LLC (since March, 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (since March, 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

OPPENHEIMER AMT-FREE MUNICIPALS	95

TRUSTEES AND OFFICERS    Unaudited / Continued

Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 88 portfolios in the OppenheimerFunds complex.

OPPENHEIMER AMT-FREE MUNICIPALS	97

TRUSTEES AND OFFICERS    Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, Pulire and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an annual term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2005) Year of Birth: 1963	Senior Vice President of the Sub-Adviser (since July 2007) and a Senior Portfolio Manager (since December 2001); Vice President of the Sub-Adviser (April 2001-June 2007) and a Portfolio Manager with the Sub-Adviser (December 1999-November 2001). Team Leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President (since 2005) Year of Birth: 1971	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (1999-2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President (since 2005) Year of Birth: 1972	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since January 2006); Assistant Vice President of the Sub-Adviser (July 2005-June 2009). Portfolio Manager of the Sub-Adviser (2003-2005). Corporate Attorney for Southern Resource Group (June 1999-December 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser (since July 2009) and a Senior Portfolio Manager (since July 2009); Associate Portfolio Manager of the Fund (September 2006-June 2009). Research Analyst of the Sub-Adviser (June 2003-September 2006) and a Credit Analyst of the Sub-Adviser (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Michael L. Camarella, Vice President (since 2009) Year of Birth: 1976	Vice President of the Sub-Adviser and a Senior Portfolio Manager (since January 2011); Assistant Vice President of the Sub-Adviser (July 2009-December 2010); Associate Portfolio Manager of the Sub-Adviser (January 2008-December 2010). Research Analyst of the Sub-Adviser (April 2006-December 2007) and a Credit Analyst of the Sub-Adviser (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Charles S. Pulire, Vice President (since 2011) Year of Birth: 1977	Vice President of the Sub-Adviser (since February 2013) and a Senior Portfolio Manager (since February 2013); Assistant Vice President of the Sub-Adviser (December 2010-January 2013); Research Analyst of the Manager (February 2008-November 2010); Credit Analyst of the Sub-Adviser (May 2006-January 2008). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard A. Stein, Vice President (since 2007) Year of Birth: 1957	Director of the Rochester Credit Analysis team (since March 2004); Senior Vice President of the Sub-Adviser (since June 2011) and a Vice President of the Sub-Adviser (November 1997-May 2011); heads up the Rochester Credit Analysis team (since May 1993).

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Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 88 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 88 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Trust Company, OFI Institutional Asset Management, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 88 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 88 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER AMT-FREE MUNICIPALS

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

©2013 OppenheimerFunds, Inc. All rights reserved

100	OPPENHEIMER AMT-FREE MUNICIPALS

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

OPPENHEIMER AMT-FREE MUNICIPALS	101

PRIVACY POLICY

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

RA0310.001.0713 September 23, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $55,100 in fiscal 2013 and $46,200 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $2,500 in fiscal 2013 and $2,500 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $602,830 in fiscal 2013 and $401,806 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, Surprise Exam, reorganization, and system conversion testing

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and $3,550 in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $443,073 in fiscal 2013 and $317,764 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,048,403 in fiscal 2013 and $725,620 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer AMT-Free Municipals

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 9/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date: 9/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 9/11/2013